   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 25, 1997


                                                       REGISTRATION NOS. 2-38512
                                                                        811-2125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
/ /                        THE SECURITIES ACT OF 1933

                            ------------------------

/ /                       PRE-EFFECTIVE AMENDMENT NO.


/X/                     POST-EFFECTIVE AMENDMENT NO. 34
                                     AND/OR


                             REGISTRATION STATEMENT
/ /                 UNDER THE INVESTMENT COMPANY ACT OF 1940


/X/                             AMENDMENT NO. 34

                             FBL SERIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        5400 UNIVERSITY AVENUE                        (515) 225-5586
     WEST DES MOINES, IOWA 50266             (Registrant's Telephone Number,
   (Address of Principal Executive                 including Area Code)
         Offices) (Zip Code)

      STEPHEN M. MORAIN, ESQUIRE                         COPY TO:
        5400 UNIVERSITY AVENUE                  Charles F. Custer, Esquire
     WEST DES MOINES, IOWA 50266            Vedder, Price, Kaufman & Kammholz
      (Name and Address of Agent                 222 North LaSalle Street
             for Service)                           Chicago, IL 60601


    It is proposed that this filing will become effective (check appropriate box)



    / / immediately upon filing pursuant to paragraph (b) /X/ on December 1, 1997 pursuant to paragraph (b)
    / /  60 days after filing pursuant to paragraph (a)(1)
    / /  on (date) pursuant to paragraph (a)(1)
    / /  75 days after filing pursuant to paragraph (a)(2)
    / /  on (date) pursuant to paragraph (a)(2) of Rule 485.



    If appropriate, check the following box:

    / / This post-effective amendment designates a new effective date for a previously filed post- effective amendment

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             FBL SERIES FUND, INC.
                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 481(a)

N-1A
ITEM NO.                                                                                 CAPTION
----------------------------------------------------------------  -----------------------------------------------------
PART A  INFORMATION REQUIRED IN PROSPECTUS
       1.  Cover Page                                             Cover Page
       2.  Synopsis                                               Summary; Summary of Expenses
       3.  Condensed Financial Information                        Condensed Financial Information; Performance
                                                                    Information
       4.  General Description of Registrant                      Organization of the Fund; Investment Objectives and
                                                                    Policies of the Portfolios; Description of Certain
                                                                    Investment Techniques; Principal Risk Factors
       5.  Management of the Fund                                 Management of the Fund; General Information
      5A.  Management's Discussion of Fund Performance            Not Applicable
       6.  Capital Stock and Other Securities                     General Information; Organization of the Fund;
                                                                    Dividends and Taxes
       7.  Purchase of Securities Being Offered                   How to Buy Shares
       8.  Redemption or Repurchase                               How to Redeem Shares
       9.  Pending Legal Proceedings                              Not Applicable

PART B  INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
      10.  Cover Page                                             Cover Page
      11.  Table of Contents                                      Table of Contents
      12.  General Information and History                        Organization of the Fund (Part A)
      13.  Investment Objectives and Policies                     Investment Objectives, Policies and Techniques;
                                                                    Investment Restrictions
      14.  Management of the Fund                                 Officers and Directors; Investment Adviser;
                                                                    Underwriting and Distribution Expenses
      15.  Control Persons and Principal Holders of Securities    Other Information
      16.  Investment Advisory and Other Services                 Investment Adviser; Other Information; Underwriting
                                                                    and Distribution Expenses
      17.  Brokerage Allocation and Other Practices               Portfolio Transactions and Brokerage Commissions
      18.  Capital Stock and Other Securities                     Shareholder Voting Rights
      19.  Purchase, Redemption and Pricing of Securities Being
             Offered                                              Purchase and Redemptions; Net Asset Value
      20.  Tax Status                                             Taxes
      21.  Underwriters                                           Underwriting and Distribution Expenses
      22.  Calculation of Performance Data                        Performance Information
      23.  Financial Statements                                   Financial Statements

                             FBL SERIES FUND, INC.


                            Supplement to Prospectus
                             Dated December 1, 1997

                              INSTITUTIONAL SHARES

      FBL Series Fund, Inc., (the "Fund") currently offers two classes of shares to provide investors with different purchasing options. These are Traditional Shares, which are described in the prospectus, and Institutional Shares, which are described in the prospectus as supplemented hereby.


  Institutional Shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates;
(b) the following investment advisory clients of FBL Investment Advisory Services, Inc. ("FBL"): (1) affiliated and unaffiliated benefit plans, such as qualified retirement plans, and (2) affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the Farm Bureau Mutual Funds; and (e) such other types of accounts as FBL, the Fund's distributor, deems appropriate. Institutional Shares currently are available for purchase only from FBL. Share certificates are not available for Institutional Shares.


    The primary distinctions between the classes of the Fund's shares lie in the applicability of the contingent deferred sales charge and ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Institutional Shares are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Institutional Shares. As a result of the relatively lower expenses for Institutional Shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the available investment return, will be higher for Institutional Shares than Traditional Shares.

    The following information supplements the indicated sections of the prospectus.

--------------------------------------------------------------------------------
                                                                      SUMMARY OF
                                                                        EXPENSES
                                                                 ---------------


SHAREHOLDER TRANSACTION EXPENSES--INSTITUTIONAL SHARES
    Maximum Sales Load Imposed on Purchases (as a percentage of offering
      price).............................................................        None
    Maximum Sales Load Imposed on Reinvested Dividends...................        None
    Deferred Sales Charge (as a percentage of redemption proceeds).......        None
    Redemption Fee.......................................................        None
    Exchange Fee.........................................................        None

                                                                  HIGH    HIGH
                                                         VALUE    GRADE   YIELD
                                                         GROWTH   BOND    BOND
                                                         ------   -----   -----
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF NET ASSETS)
    Management Fees....................................   0.50%   0.40%   0.55%
    12b-1 Fees.........................................   0.00    0.00    0.00
    Other Expenses(1)..................................   0.18    0.41    0.40
                                                         ------   -----   -----
        Total Fund Operating Expenses..................   0.68%   0.81%   0.95%
                                                         ------   -----   -----
                                                         ------   -----   -----


                                                                  MONEY   BLUE
                                                         MANAGED  MARKET  CHIP
                                                         ------   -----   -----
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF NET ASSETS)
    Management Fees....................................   0.60%   0.25%   0.25%
    12b-1 Fees.........................................   0.00    0.00    0.00
    Other Expenses(1)..................................   0.25    0.63    0.22
                                                         ------   -----   -----
        Total Fund Operating Expenses..................   0.85%   0.88%   0.47%
                                                         ------   -----   -----
                                                         ------   -----   -----


------------------------

(1) Other Expenses have been estimated for the first 12 months of operation.

EXAMPLE--INSTITUTIONAL SHARES
    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


PORTFOLIO                                                                                           1 YEAR       3 YEARS
------------------------------------------------------------------------------------------------  -----------  -----------
Value Growth....................................................................................   $       7    $      22
High Grade Bond.................................................................................   $       8    $      26
High Yield Bond.................................................................................   $      10    $      30
Managed.........................................................................................   $       9    $      27
Money Market....................................................................................   $       9    $      28
Blue Chip.......................................................................................   $       5    $      15


    The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in Institutional Shares of the Fund will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to the requirements of the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Portfolios.


                       Supplement dated December 1, 1997

APPLICATION FOR SHARES -- INSTITUTIONAL

                                                        [LOGO]

                                                           FBL SERIES FUND, INC.
Please Complete and Mail to:
FBL Series Fund, Inc.
3820 109th Street
Des Moines, Iowa 50391-7003

If you have any questions, please call toll-free at 1-800-422-3175 (in Iowa) or 1-800-247-4170 (National).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DESIGNATE TYPE OF ACCOUNT & OWNER NAME(S)
/ / INDIVIDUAL OR JOINT ACCOUNT*
--------------------------------------------------------------
Owner's Name
------------------------------------------------------------------------------
Joint Owner's Name
*Joint tenants with Right of Survivorship, The Fund does not accept accounts registered tenants-in-common
/ / CUSTODIAL ACCOUNT
   Uniform Gift or Transfer to Minors Act
------------------------------------------------------------------------------
Custodian's Name
------------------------------------------------------------------------------
Minor's Name
/ / TRUST, CORPORATION OF OTHER ENTITY ACCOUNT
------------------------------------------------------------------------------
Name of Trust, Corporation or Other Entity
------------------------------------------------------------------------------
Trustee(s') Name or Type of Entity
------------------------------------------------------------------------------
Date of Trust Agreement
PROVIDE YOUR TAX IDENTIFICATION NUMBER
------------------------------------------------------------------------------
Social Security or Tax ID Number
(Use minor's Social Security number for gifts/transfers to minors)
------------------------------------------------------------------------------
Joint Owner's or Custodian's Social Security or Tax ID Number
PROVIDE YOUR ADDRESS
------------------------------------------------------------------------------
Street or PO Box
------------------------------------------------------------------------------

------------------------------------------------------------------------------
City, State, Zip Code
PROVIDE YOUR DATE(S) OF BIRTH
--------------------------------------------------------------
PROVIDE YOUR FARM BUREAU MEMBERSHIP NUMBER
--------------------------------------------------------------
-------------------------------------------------------------------
PORTFOLIO SELECTION*
    ______ Value Growth                                         $ ______________
    ______ High Grade Bond                                      $ ______________
    ______ High Yield Bond                                      $ ______________
    ______ Managed                                              $ ______________
    ______ Money Market                                         $ ______________
    ______ Blue Chip                                            $ ______________
*If no Portfolio is designated, the Money Market Portfolio will be selected.

TO REINVEST YOUR DISTRIBUTIONS
Your dividends and capital gains will be reinvested unless you indicate otherwise. (No cash payment will be made for dividends in an amount less than $10.)

    / / Cash Dividends        / / Cash Capital Gains
-------------------------------------------------------------------

SPECIAL SHAREHOLDER PRIVILEGES
Exchange Between Funds     / / Yes    / / No


I authorize exchanges between Portfolios upon instruction from any person by telephone. If neither box is checked, the telephone exchange privilege will be provided.


/ / Please send information on the Automatic Investment Plan
-------------------------------------------------------------------

TAX QUALIFIED PLANS ONLY

A qualified application must be submitted in addition to this form.


    / / SIMPLE              / / IRA    / / Education IRA



    / / Tax Deferred 403(b)   / / SEP      (available January 1, 1998)



    / / Qualified Pension and            / / Roth IRA



      Profit Sharing                     (available January 1, 1998)


DESIGNATED BENEFICIARY

(required with tax qualified plans)

------------------------------------------------------------------------------
Primary Beneficiary

------------------------------------------------------------------------------
Social Security Number                                    Date of Birth

------------------------------------------------------------------------------
Contingent Beneficiary

------------------------------------------------------------------------------
Social Security Number                                    Date of Birth

------------------------------------------------------------------------------
Contingent Beneficiary

------------------------------------------------------------------------------
Social Security Number                                    Date of Birth

------------------------------------------------------------------------------

Spousal Consent of Non-Spouse Beneficiary

--------------------------------------------------------------------------------

SIGNATURES
I certify that I have received, read and agree to the terms of the prospectus for FBL Series Fund, Inc. I have the authority and legal capacity to purchase mutual fund shares, am of legal age in my state and believe each investment is suitable for me. Under penalties of perjury, I certify that the number shown on this form is a true and correct social security or tax identification number and, to the best of my knowledge, I am not subject to backup withholding.

------------------------------------------------------------------------------
Signature of Applicant

------------------------------------------------------------------------------
Signature of Joint Applicant

------------------------------------------------------------------------------
Date

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This Application must be accompanied or preceded by a current prospectus.
                         (Please Complete Reverse Side)


737-018AI (12/97)

             Distributed by FBL Investment Advisory Services, Inc.

                          CONFIDENTIAL CUSTOMER RECORD
___________________________________           __________________________________
                 Name of
Customer                                                    Date

These questions are for the purpose of determining the suitability of a Fund investment for you and are asked pursuant to rules established by the Securites and Exchange Commission. Furnishing the answers is voluntary on your part; however, the information will be treated confidentially and is intended to assist in determining an appropriate recommendation.
/ / Registered representative of broker/dealer _________________________________ / / I elect not to provide the information below.
 1. SEX: / / MALE / / FEMALE
 2. DATE OF BIRTH: _________________________________________________
 3. DEPENDENT CHILDREN: Number _______ Age of youngest _______ Age of oldest
_______
 4. PRINCIPAL OCCUPATION: ______________________________________________________
 5. NAME AND ADDRESS OF EMPLOYER: ______________________________________________
                                  ______________________________________________

 6. ANNUAL INCOME:/ / Less than $10,000 / / $10,000 to $25,000
                / / $25,000 to $50,000 / / $50,000 to $100,000 / / $100,000 or
over


 7. MARGINAL FEDERAL INCOME TAX BRACKET: / / 15% / / 28% / / 31% / / 36%
/ / 39.6%


 8. NET WORTH: / / Less than $25,000 / / $25,000 to $50,000 / / $50,000 to
$100,000 / / $100,000 or over


 9. SAVINGS: / / Less than $5,000 / / $5,000 to $10,000 / / $10,000 to $25,000
/ / $25,000 or over


10. OTHER ASSETS:


    Amount / / Less than $10,000 / / $10,000 to $50,000 / / $50,000 to $100,000
    / / $100,000 or over


    Description ________________________________________________________________

    ____________________________________________________________________________
    ____________________________________________________________________________

11. INVESTMENT OBJECTIVE:/ / Growth of income and capital  / / Current income


                         / / Long-term capital appreciation / / Liquidity and stability of principal


                         / / Other (Specify) ___________________________________


12. VOLATILITY TOLERANCE: / / Low  / / Medium  / / High


13. INSURANCE ON LIFE OF CUSTOMER: / / Less than $50,000 / / $50,000 to $100,000
                               / / $100,000 to $250,000 / / $250,000 or over


14. OTHER INFORMATION CONSIDERED IN MAKING AN INVESTMENT RECOMMENDATION:

    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
                                        __
                               Signature of Customer

                             FBL SERIES FUND, INC.

                       Prospectus dated December 1, 1997

  FBL Series Fund, Inc. (the "Fund") is an open-end, diversified series management investment company consisting of six Portfolios, each with its own investment objectives and policies. For most purposes, each Portfolio operates like a separate mutual fund issuing its own shares.

                             Value Growth Portfolio
                           High Grade Bond Portfolio
                           High Yield Bond Portfolio
                               Managed Portfolio
                             Money Market Portfolio
                              Blue Chip Portfolio

  The Fund is designed for long-term investors, including those funding tax-qualified investment plans such as IRAs or other retirement plans. The Fund's investment adviser is FBL Investment Advisory Services, Inc.

  THE HIGH YIELD BOND PORTFOLIO INVESTS PRIMARILY IN LOWER-RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS," WHICH ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE ASSOCIATED WITH HIGHER-RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO. SEE "INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS--HIGH YIELD BOND PORTFOLIO," P. 13-14; "PRINCIPAL RISK FACTORS--SPECIAL CONSIDERATIONS--HIGH YIELD BONDS," P. 17-19; "APPENDIX B--PORTFOLIO COMPOSITION FOR HIGH YIELD BONDS," P. B-1-B-2 AND "APPENDIX C-- DESCRIPTION OF CORPORATE BOND RATINGS," P. C-1-C-2.

  AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  This Prospectus contains information about the Fund that a prospective investor should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information for the Fund, dated December 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from the Fund by writing or calling the Fund at the address or telephone numbers set forth on the following page.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE SECURITIES OF THE FUND IN ANY JURISDICTION IN WHICH SUCH SALE, OFFER TO SELL OR SOLICITATION MAY NOT BE LAWFULLY MADE.

   PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


                                                                                                           PAGE NO.
Summary................................................................................................            1
Summary of Expenses....................................................................................            3
Financial Highlights...................................................................................            5
Investment Objectives and Policies of the Portfolios...................................................           11
Principal Risk Factors.................................................................................           16
Description of Certain Investment Techniques...........................................................           19
How to Buy Shares......................................................................................           22
How to Redeem Shares...................................................................................           23
Other Shareholder Services.............................................................................           25
Net Asset Value Information............................................................................           27
Performance Information................................................................................           28
Management of the Fund.................................................................................           29
Portfolio Transactions.................................................................................           30
Dividends and Taxes....................................................................................           31
Organization of the Fund...............................................................................           33
General Information....................................................................................           33
Appendix A.............................................................................................          A-1
Appendix B.............................................................................................          B-1
Appendix C.............................................................................................          C-1


--------------------------------------------------------------------------------

                                                                  YIELD AND PURCHASE INFORMATION
   [LOGO]                                                         U.S. Toll Free (800) 247-4170
                                                                  Iowa Toll Free (800) 422-3175
FARM BUREAU MUTUAL FUNDS                                          Des Moines (515) 225-5586
5400 University Avenue, West Des Moines, Iowa 50266

--------------------------------------------------------------------------------
                                                                         SUMMARY
                                                                     -----------

    THE FUND. FBL Series Fund, Inc. (the "Fund") is an open-end, diversified series management investment company. The Fund is designed to provide an opportunity for investors to pool their money to achieve economies of scale and diversification and to permit investors whose portfolios may not be large enough to qualify for individual management services to take advantage of the professional investment expertise of FBL Investment Advisory Services, Inc. ("FBL" or the "Adviser"). The Fund currently issues shares in six investment series (a "Portfolio" or the "Portfolios"), and the Board of Directors of the Fund (the "Board of Directors") may establish additional Portfolios at any time.

    The Fund is designed for long-term investors, including those who wish to use shares of one or more Portfolios as a funding vehicle for tax-deferred retirement plans (including tax-qualified retirement plans and Individual Retirement Account (IRA) plans), and not for investors who intend to liquidate their investments after a short period of time. A contingent deferred sales charge (described below) is generally imposed on redemptions of shares within six years of the date of purchase.

    INVESTMENT OBJECTIVES. The Fund currently offers a choice of six investment Portfolios, having the following investment objectives:

        VALUE GROWTH PORTFOLIO. This Portfolio seeks long-term capital appreciation. The Portfolio pursues its objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the market place. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

        HIGH GRADE BOND PORTFOLIO. This Portfolio seeks as high a level of current income as is consistent with investment in a portfolio of debt securities deemed to be of high grade by the Fund's investment adviser. The Portfolio pursues this objective by investing primarily in debt securities rated AAA, AA or A by Standard & Poor's Corporation or Aaa, Aa or A by Moody's Investors Service, Inc. and in U.S. Government securities and government agency securities.

        HIGH YIELD BOND PORTFOLIO. This Portfolio seeks, as a primary objective, as high a level of current income as is consistent with investment in a portfolio of fixed-income securities rated in the lower categories of established rating services. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. and/or BBB or lower by Standard & Poor's Corporation, or unrated securities of comparable quality. AN INVESTMENT IN THIS PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL RISK.

        MANAGED PORTFOLIO. This Portfolio seeks the highest total investment return of income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) growth common stocks and securities convertible or exchangeable into growth common stocks, including warrants and rights; (ii) high grade debt securities (debt securities rated AAA, AA or A by Standard & Poor's or Aaa, Aa or A by Moody's), U.S. Government securities and government agency securities, and preferred stock; and (iii) high quality short-term money market instruments of the type in which the Money Market Portfolio may invest.

        MONEY MARKET PORTFOLIO. This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio pursues this objective by investing in high quality short-term money market instruments. In light of the distribution services fee (see "General Information--Distributor") and the contingent deferred sales charge (see "How to Redeem Shares"), the Money Market Portfolio should be viewed as part of a long-term investment in the Fund to be used in conjunction with the other Portfolios, rather than as a typical money market fund.

        BLUE CHIP PORTFOLIO. This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing primarily in common stocks of well-capitalized, established companies. Because this Portfolio may be invested heavily in particular stocks or industries, an investment in this Portfolio may entail relatively greater risk of loss.

    There can be no assurance that the objectives of any Portfolio will be realized. During periods when the investment adviser believes that the equity market is overvalued, or, when warranted by other prevailing market or economic conditions, the Value Growth Portfolio may hold substantial amounts of non-equity investments. For further information regarding the investment practices of the various Portfolios, see "Investment Objectives and Policies of the Portfolios." For further information regarding the principal risk factors associated with investment in any of the Fund's Portfolios, see "Principal Risk Factors."

    PURCHASES AND REDEMPTIONS. Shares of the Portfolios are available through selected financial services firms such as broker/dealers, through registered representatives of FBL Marketing Services, Inc. or directly from the Fund. The minimum initial investment is $250, and subsequent investments may be in any amount. Shares of a Portfolio are redeemable at the net asset value per share of the Portfolio next determined after the Fund's receipt of a request in proper form. There may be a contingent deferred sales charge imposed upon the redemption of shares during the first six years after purchase, ranging from 5% the first year to 1% during the sixth year. There is no contingent deferred sales charge once shares have been held six years. Shares of a Portfolio may be exchanged for shares of another Portfolio for a $5.00 exchange fee without any contingent deferred sales charge. There is a distribution services fee of .50% of the average daily net assets of the Fund. See "How to Buy Shares" and "How to Redeem Shares."


    INVESTMENT ADVISER AND DISTRIBUTOR. FBL Investment Advisory Services, Inc. serves as the investment adviser for each of the Portfolios for an annual fee that is based on the average daily net assets of each Portfolio and varies among the Portfolios. The maximum annual fee rate is .25% of average daily net assets for the Blue Chip and Money Market Portfolios, .40% of average daily net assets for the High Grade Bond Portfolio, .50% of average daily net assets for the Value Growth Portfolio, .55% of average daily net assets for the High Yield Bond Portfolio and .60% of average daily net assets for the Managed Portfolio. See "Management of the Fund--Investment Adviser." FBL also serves as distributor and principal underwriter for the Fund. FBL pays securities dealers a commission of up to 4.5% for sales of Portfolio shares and a service fee, payable monthly, at the annual rate of .15% on assets maintained and serviced in such Fund accounts. FBL receives from the Fund a .50% annual distribution services fee and a .25% annual administrative services fee, and receives directly any contingent deferred sales charge paid on the redemption of shares. Firms to which commissions and service fees may be paid include FBL Marketing Services, Inc., which is affiliated with FBL. See "General Information-- Distributor."

--------------------------------------------------------------------------------
                                                                      SUMMARY OF
                                                                        EXPENSES
                                                                 ---------------

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.........................................    None
    Maximum Sales Load Imposed on Reinvested Dividends..............................    None
    Deferred Sales Load (As a percentage of redemption proceeds):
        Year 1......................................................................     5%
        Year 2......................................................................     4%
        Year 3......................................................................     4%
        Year 4......................................................................     3%
        Year 5......................................................................     2%
        Year 6......................................................................     1%
        Year 7 and following........................................................     0%
    Redemption Fee..................................................................    None
    Exchange Fee....................................................................    $5.00

                                                                  HIGH    HIGH
                                                         VALUE    GRADE   YIELD
                                                         GROWTH   BOND    BOND
                                                         ------   -----   -----
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF NET ASSETS)
    Management Fees....................................   0.50%   0.40%   0.55%
    12b-1 Fees.........................................   0.50    0.50    0.50
    Other Expenses.....................................   0.65    0.92    0.95
                                                         ------   -----   -----
        Total Fund Operating Expenses..................   1.65%   1.82%   2.00%
                                                         ------   -----   -----
                                                         ------   -----   -----


                                                                  MONEY   BLUE
                                                         MANAGED  MARKET  CHIP
                                                         ------   -----   -----
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF NET ASSETS)
    Management Fees....................................   0.60%   0.25%   0.25%
    12b-1 Fees.........................................   0.50    0.50    0.50
    Other Expenses.....................................   0.85    1.25    0.99
                                                         ------   -----   -----
        Total Fund Operating Expenses..................   1.95%   2.00%   1.74%
                                                         ------   -----   -----
                                                         ------   -----   -----

EXAMPLE

    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

PORTFOLIO                                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Value Growth..............................................................   $      67    $      92    $     110    $     195
High Grade Bond...........................................................   $      68    $      97    $     119    $     214
High Yield Bond...........................................................   $      70    $     103    $     128    $     233
Managed...................................................................   $      70    $     101    $     125    $     227
Money Market..............................................................   $      70    $     103    $     128    $     233
Blue Chip.................................................................   $      68    $      95    $     114    $     205

    You would pay the following expenses on the same investment, assuming no redemption.

PORTFOLIO                                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------  -----------  -----------  -----------  -----------
Value Growth..............................................................   $      17    $      52    $      90    $     195
High Grade Bond...........................................................   $      18    $      57    $      99    $     214
High Yield Bond...........................................................   $      20    $      63    $     108    $     233
Managed...................................................................   $      20    $      61    $     105    $     227
Money Market..............................................................   $      20    $      63    $     108    $     233
Blue Chip.................................................................   $      18    $      55    $      94    $     205

    The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to the requirements of the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Portfolios.

--------------------------------------------------------------------------------
                                                                       FINANCIAL
                                                                      HIGHLIGHTS
                                                                 ---------------



    The condensed financial information set forth below has been derived from the financial statements and financial highlights of the Fund, of which the last five years have been audited by independent auditors as set forth in their report dated August 29, 1997. This table should be read in conjunction with the financial statements and notes thereto included in the Annual Report to Shareholders, which financial statements and notes are incorporated herein by reference.


    Selected data for a share of capital stock outstanding throughout each year:

VALUE GROWTH PORTFOLIO


                                                                  YEAR ENDED JULY 31,
                                ----------------------------------------------------------------------------------------
                                 1997      1996     1995     1994     1993     1992     1991     1990     1989     1988
                                -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, beginning of
  year........................  $ 14.68   $13.04   $13.07   $15.13   $12.48   $11.64   $11.02   $11.01   $10.48   $15.91
  Income from Investment
   Operations
    Net investment income.....     0.18     0.27     0.43     0.60     0.51     0.48     0.58     0.58     0.57     0.32
    Net gains or losses on
     investments (both
     realized and
     unrealized)..............     2.89     2.10     0.65    (0.49)    2.75     0.93     0.65     0.05     0.57    (1.56)
                                -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Total from investment
   operations.................     3.07     2.37     1.08     0.11     3.26     1.41     1.23     0.63     1.14    (1.24)
  Less Distributions
    Dividends (from net
     investment income).......    (0.18)   (0.46)   (0.39)   (0.60)   (0.48)   (0.57)   (0.61)   (0.62)   (0.61)   (0.96)
    Distributions (from
     capital gains)...........    (1.94)   (0.27)   (0.72)   (1.57)   (0.13)                                       (3.23)
    Distributions in excess of
     net realized gains.......
                                -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Total distributions.........    (2.12)   (0.73)   (1.11)   (2.17)   (0.61)   (0.57)   (0.61)   (0.62)   (0.61)   (4.19)
                                -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of
  year........................  $ 15.63   $14.68   $13.04   $13.07   $15.13   $12.48   $11.64   $11.02   $11.01   $10.48
                                -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Return:
  Total investment return
   based on net asset value
   (1)........................    21.83%   18.41%    9.36%    0.34%   27.25%   12.51%   11.67%    5.90%   11.49%  (11.70%)
Ratios/Supplemental Data:
  Net assets, end of year
   ($000's omitted)...........  112,985   86,534   70,947   64,315   51,732   39,418   36,193   35,285   37,435   48,060
  Ratio of net expenses to
   average net assets.........     1.65%    1.62%    1.62%    1.60%    1.61%    1.69%    1.59%    1.62%    1.56%    1.39%
  Ratio of net income to
   average net assets.........     1.18%    1.87%    3.43%    4.05%    3.80%    3.99%    5.19%    5.31%    5.34%    2.98%
  Portfolio turnover rate.....       77%      92%      85%      93%      92%      87%      59%     109%     172%     305%
  Average commission rate per
   share (2)..................  $0.0520   $0.0529


---------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(2) Average commission rate per share disclosure is not required for fiscal years prior to July 31, 1996.

HIGH GRADE BOND PORTFOLIO


                                                         YEAR ENDED JULY 31 (EXCEPT AS INDICATED),
                                     ----------------------------------------------------------------------------------
                                      1997    1996    1995    1994    1993    1992    1991    1990    1989    1988(1)
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ----------
Net asset value, beginning of
 year..............................  $10.16  $10.26  $10.13  $10.69  $10.68  $10.15  $ 9.95  $10.11  $ 9.85  $10.00
  Income from Investment Operations
    Net investment income..........    0.60    0.64    0.63    0.64    0.70    0.73    0.78    0.75    0.74    0.45
    Net gains or losses on
     investments (both realized
     and unrealized)...............    0.34   (0.10)   0.16   (0.40)   0.13    0.62    0.20   (0.16)   0.26   (0.15)
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ----------
  Total from investment
   operations......................    0.94    0.54    0.79    0.24    0.83    1.35    0.98    0.59    1.00    0.30
  Less Distributions
    Dividends (from net investment
     income).......................   (0.60)  (0.64)  (0.63)  (0.64)  (0.70)  (0.73)  (0.78)  (0.75)  (0.74)  (0.45)
    Distributions (from capital
     gains)........................                           (0.16)  (0.12)  (0.09)
    Distributions in excess of net
     realized gains................                   (0.03)
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ----------
  Total distributions..............   (0.60)  (0.64)  (0.66)  (0.80)  (0.82)  (0.82)  (0.78)  (0.75)  (0.74)  (0.45)
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ----------
Net asset value, end of year.......  $10.50  $10.16  $10.26  $10.13  $10.69  $10.68  $10.15  $ 9.95  $10.11  $ 9.85
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ----------
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ----------
Total Return:
  Total investment return based on
   net asset value (2).............    9.56%   5.37%   8.23%   1.77%   8.10%  13.71%  10.29%   6.15%  10.68%   4.48%(3)
Ratios/Supplemental Data:
  Net assets, end of year ($000's
   omitted)........................  10,250   9,122   8,345   7,596   8,047   7,676   4,276   3,635   3,317   2,968
  Ratio of net expenses to average
   net assets......................    1.82%   1.85%   1.99%   1.90%   1.79%   1.88%   1.62%   1.68%   1.84%   1.18%
  Ratio of net income to average
   net assets......................    5.85%   6.19%   6.29%   6.12%   6.59%   6.94%   7.78%   7.57%   7.57%   4.41%
  Portfolio turnover rate..........      30%     34%     18%     42%     54%     45%     40%     66%     27%     19%


---------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from December 1, 1987, date operations commenced, through July 31, 1988.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(3) Computed on an annualized basis.

HIGH YIELD BOND PORTFOLIO

                                                                    YEAR ENDED JULY 31 (EXCEPT AS INDICATED),
                                                    --------------------------------------------------------------------------
                                                     1997     1996     1995     1994     1993    1992    1991    1990    1989
                                                    -------  -------  -------  -------  ------  ------  ------  ------  ------
Net asset value, beginning of year................  $  9.99  $ 10.03  $ 10.00  $ 10.76  $10.47  $ 9.82  $ 9.62  $ 9.95  $ 9.86
  Income from Investment Operations
    Net investment income.........................     0.70     0.75     0.78     0.81    0.83    0.90    0.95    0.98    0.93
    Net gains or losses on investments (both
     realized and unrealized).....................     0.61    (0.01)    0.13    (0.60)   0.46    0.65    0.19   (0.33)   0.09
                                                    -------  -------  -------  -------  ------  ------  ------  ------  ------
  Total from investment operations................     1.31     0.74     0.91     0.21    1.29    1.55    1.14    0.65    1.02
  Less Distributions
    Dividends (from net investment income)........    (0.70)   (0.75)   (0.78)   (0.81)  (0.83)  (0.90)  (0.94)  (0.98)  (0.93)
    Distributions (from capital gains)............    (0.12)   (0.03)   (0.09)   (0.16)  (0.17)
    Distributions in excess of net realized
     gains........................................                      (0.01)
                                                    -------  -------  -------  -------  ------  ------  ------  ------  ------
  Total distributions.............................    (0.82)   (0.78)   (0.88)   (0.97)  (1.00)  (0.90)  (0.94)  (0.98)  (0.93)
                                                    -------  -------  -------  -------  ------  ------  ------  ------  ------
Net asset value, end of year......................  $ 10.48  $  9.99  $ 10.03  $ 10.00  $10.76  $10.47  $ 9.82  $ 9.62  $ 9.95
                                                    -------  -------  -------  -------  ------  ------  ------  ------  ------
                                                    -------  -------  -------  -------  ------  ------  ------  ------  ------
Total Return:
  Total investment return based on net asset value
   (2)............................................    13.29%    7.67%    9.71%    1.88%  12.95%  16.44%  12.83%   6.92%  10.82%
Ratios/Supplemental Data:
  Net assets, end of year ($000's omitted)........    9,156    7,349    6,691    6,425   5,758   4,835   4,029   3,399   3,013
  Ratio of net expenses to average net assets.....     2.00%    2.00%    2.00%    2.00%   2.00%   1.98%   1.77%   1.83%   2.01%
  Ratio of net income to average net assets.......     6.82%    7.44%    7.83%    7.68%   7.84%   8.79%   9.98%  10.00%   9.41%
  Portfolio turnover rate.........................       45%      30%      23%      26%     56%     56%     78%     89%     70%
Information assuming no voluntary reimbursment by
 FBL Investment Advisory Services, Inc. of excess
 operating expenses:
  Per share net investment income.................  $  0.69  $  0.73  $  0.75  $  0.79  $ 0.82
  Ratio of expenses to average net assets.........     2.10%    2.22%    2.29%    2.17%   2.05%
  Amount reimbursed...............................  $ 8,681  $15,361  $18,810  $10,754  $3,147

                                                     1988(1)
                                                    ----------
Net asset value, beginning of year................  $10.00
  Income from Investment Operations
    Net investment income.........................    0.45
    Net gains or losses on investments (both
     realized and unrealized).....................   (0.14)
                                                    ----------
  Total from investment operations................    0.31
  Less Distributions
    Dividends (from net investment income)........   (0.45)
    Distributions (from capital gains)............
    Distributions in excess of net realized
     gains........................................
                                                    ----------
  Total distributions.............................   (0.45)
                                                    ----------
Net asset value, end of year......................  $ 9.86
                                                    ----------
                                                    ----------
Total Return:
  Total investment return based on net asset value
   (2)............................................    4.71%(3)
Ratios/Supplemental Data:
  Net assets, end of year ($000's omitted)........   2,648
  Ratio of net expenses to average net assets.....    1.32%
  Ratio of net income to average net assets.......    4.47%
  Portfolio turnover rate.........................      26%
Information assuming no voluntary reimbursment by
 FBL Investment Advisory Services, Inc. of excess
 operating expenses:
  Per share net investment income.................
  Ratio of expenses to average net assets.........
  Amount reimbursed...............................


---------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from December 1, 1987, date operations commenced, through July 31, 1988.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(3) Computed on an annualized basis.

MANAGED PORTFOLIO


                                                         YEAR ENDED JULY 31 (EXCEPT AS INDICATED),
                             -------------------------------------------------------------------------------------------------
                              1997       1996         1995     1994      1993     1992     1991     1990     1989    1988(1)
                             -------  ----------     -------  -------   ------   ------   ------   ------   ------  ----------
Net asset value, beginning
 of year...................  $ 13.38  $    11.85     $ 11.62  $ 12.51   $10.77   $ 9.95   $ 9.92   $ 9.93   $ 9.93  $10.00
  Income from Investment
   Operations
    Net investment
     income................     0.48        0.46        0.56     0.55     0.54     0.61     0.66     0.68     0.65    0.42
    Net gains or losses on
     investments (both
     realized and
     unrealized)...........     1.91        1.54        0.47    (0.62)    1.87     0.82     0.03    (0.01)           (0.10)
                             -------  ----------     -------  -------   ------   ------   ------   ------   ------  ----------
  Total from investment
   operations..............     2.39        2.00        1.03    (0.07)    2.41     1.43     0.69     0.67     0.65    0.32
  Less Distributions
    Dividends (from net
     investment income)....    (0.46)      (0.45)      (0.56)   (0.50)   (0.52)   (0.61)   (0.66)   (0.68)   (0.65)  (0.39)
    Distributions (from
     capital
     gains)................    (1.21)      (0.10)      (0.14)   (0.32)   (0.15)
    Distributions in excess
     of net realized
     gains.................                            (0.10)
                             -------  ----------     -------  -------   ------   ------   ------   ------   ------  ----------
  Total distributions......    (1.67)      (0.55)      (0.80)   (0.82)   (0.67)   (0.61)   (0.66)   (0.68)   (0.65)  (0.39)
                             -------  ----------     -------  -------   ------   ------   ------   ------   ------  ----------
  Capital contribution from
   affiliate...............           $     0.03
                             -------  ----------     -------  -------   ------   ------   ------   ------   ------  ----------
Net asset value, end of
 year......................  $ 14.05  $    13.33     $ 11.85  $ 11.62   $12.51   $10.77   $ 9.95   $ 9.92   $ 9.93  $ 9.93
                             -------  ----------     -------  -------   ------   ------   ------   ------   ------  ----------
                             -------  ----------     -------  -------   ------   ------   ------   ------   ------  ----------
Total Return:
  Total investment return
   based on net asset value
   (2).....................    17.88%      17.30%(3)    9.40%   (0.61)%  23.02%   14.79%    7.05%    6.96%    4.88%   4.81%(5)
Ratios/Supplemental Data:
  Net assets, end of year
   ($000's omitted)........   40,994      27,470      21,105   19,100    8,257    3,887    3,935    3,594    3,399   3,301
  Ratio of net expenses to
   average net assets......     1.95%       1.91%       1.94%    1.96%    1.96%    2.07%    1.84%    1.84%    2.05%   1.29%
  Ratio of net income to
   average net assets......     3.48%       3.47%       4.86%    4.42%    4.54%    5.93%    6.51%    6.83%    6.42%   4.05%
  Portfolio turnover
   rate....................       74%        81%          69%      29%      52%      77%      31%      73%     119%     53%
  Average commission rate
   per share (4)...........  $0.0449  $   0.0549
Information assuming no
 voluntary reimbursment by
 FBL Investment Advisory
 Services, Inc. of excess
 operating expenses:
  Per share net investment
   income..................                                             $ 0.53
  Ratio of expenses to
   average
   net assets..............                                               2.02%
  Amount reimbursed........                                             $3,497


---------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from December 1, 1987, date operations commenced, through July 31, 1988.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(3) The total investment return includes the effect of a capital contribution of $0.03 per share. The return without the capital contribution would have been 17.13%.

(4) Average commission rate per share disclosure is not required for fiscal years prior to July 31, 1996.

(5) Computed on an annualized basis.

MONEY MARKET PORTFOLIO

                                                                     YEAR ENDED JULY 31 (EXCEPT AS INDICATED),
                                                       ----------------------------------------------------------------------
                                                        1997    1996    1995    1994    1993    1992    1991    1990    1989
                                                       ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, beginning of year...................  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
  Income from Investment Operations
    Net investment income............................    0.03    0.04    0.04    0.02    0.01    0.03    0.05    0.07    0.07
    Net gains or losses on investments (both realized
     and unrealized).................................
                                                       ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total from investment operations...................    0.03    0.04    0.04    0.02    0.01    0.03    0.05    0.07    0.07
  Less Distributions
    Dividends (from net investment income)...........   (0.03)  (0.04)  (0.04)  (0.02)  (0.01)  (0.03)  (0.05)  (0.07)  (0.07)
    Distributions (from capital
     gains)..........................................
    Distributions in excess of net realized gains....
                                                       ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total distributions................................           (0.04)  (0.04)  (0.02)  (0.01)  (0.03)  (0.05)  (0.07)  (0.07)
                                                       ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end of year.........................  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
                                                       ------  ------  ------  ------  ------  ------  ------  ------  ------
                                                       ------  ------  ------  ------  ------  ------  ------  ------  ------
Total Return:
  Total investment return based on net asset value
   (2)...............................................    3.51%   3.64%   3.60%   1.47%   1.33%   2.82%   5.52%   6.93%   7.25%
Ratios/Supplemental Data:
  Net assets, end of year ($000's omitted)...........   2,466   2,552   2,439   2,627   2,555   2,861   3,672   3,604   2,925
  Ratio of net expenses to average
   net assets........................................    2.00%   2.00%   2.00%   1.93%   1.94%   2.00%   1.70%   1.65%   1.88%
  Ratio of net income to average net assets..........    3.46%   3.58%   3.51%   1.45%   1.33%   2.83%   5.42%   6.65%   7.08%
  Portfolio turnover rate............................       0%      0%      0%      0%      0%      0%      0%      0%      0%
Information assuming no voluntary reimbursement by
 FBL Investment Advisory Services, Inc. of excess
 operating expenses:
  Per share net investment income....................  $ 0.03  $ 0.03  $ 0.03
  Ratio of expenses to average
   net assets........................................    2.28%   2.43%   2.20%
  Amount reimbursed..................................  $7,255  $10,718 $4,948

                                                        1988(1)
                                                       ----------
Net asset value, beginning of year...................  $ 1.00
  Income from Investment Operations
    Net investment income............................    0.03
    Net gains or losses on investments (both realized
     and unrealized).................................
                                                       ----------
  Total from investment operations...................    0.03
  Less Distributions
    Dividends (from net investment income)...........   (0.03)
    Distributions (from capital
     gains)..........................................
    Distributions in excess of net realized gains....
                                                       ----------
  Total distributions................................   (0.03)
                                                       ----------
Net asset value, end of year.........................  $ 1.00
                                                       ----------
                                                       ----------
Total Return:
  Total investment return based on net asset value
   (2)...............................................    4.93%(3)
Ratios/Supplemental Data:
  Net assets, end of year ($000's omitted)...........   2,478
  Ratio of net expenses to average
   net assets........................................    1.79%(3)
  Ratio of net income to average net assets..........    4.74%(3)
  Portfolio turnover rate............................       0%
Information assuming no voluntary reimbursement by
 FBL Investment Advisory Services, Inc. of excess
 operating expenses:
  Per share net investment income....................
  Ratio of expenses to average
   net assets........................................
  Amount reimbursed..................................


---------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from December 1, 1987, date operations commenced, through July 31, 1988.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(3) Computed on an annualized basis.

BLUE CHIP PORTFOLIO

                                                                     YEAR ENDED JULY 31 (EXCEPT AS INDICATED),
                                                       ----------------------------------------------------------------------
                                                        1997    1996    1995    1994    1993    1992    1991    1990    1989
                                                       ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, beginning of year...................  $26.26  $22.85  $18.75  $17.69  $16.78  $15.38  $15.61  $14.56  $11.57
  Income from Investment Operations
    Net investment income............................    0.16    0.17    0.19    0.14    0.13    0.17    0.30    0.32    0.29
    Net gains or losses on investments (both realized
     and unrealized).................................   11.22    3.43    4.05    1.06    0.90    1.47    0.77    1.02    2.90
                                                       ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total from investment operations...................   11.38    3.60    4.24    1.20    1.03    1.64    1.07    1.34    3.19
  Less Distributions
    Dividends (from net investment income)...........   (0.14)  (0.19)  (0.14)  (0.14)  (0.12)  (0.24)  (0.31)  (0.28)  (0.20)
    Distributions (from capital gains)...............   (0.30)                                          (0.99)  (0.01)
    Distributions in excess of net realized gains....
                                                       ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total distributions................................   (0.44)  (0.19)  (0.14)  (0.14)  (0.12)  (0.24)  (1.30)  (0.29)  (0.20)
                                                       ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end of year.........................  $37.20  $26.26  $22.85  $18.75  $17.69  $16.78  $15.38  $15.61  $14.56
                                                       ------  ------  ------  ------  ------  ------  ------  ------  ------
                                                       ------  ------  ------  ------  ------  ------  ------  ------  ------
Total Return:
  Total investment return based on net asset value
   (2)...............................................   43.77%  15.83%  22.77%   6.75%   6.21%  10.77%   8.36%   9.26%  27.94%
Ratios/Supplemental Data:
  Net assets, end of year ($000's omitted)...........  29,863  14,641   9,657   6,745   5,415   4,405   3,883   3,166   2,001
  Ratio of net expenses to average net assets........    1.74%   1.79%   1.78%   1.83%   1.90%   1.92%   1.63%   1.74%   2.02%
  Ratio of net income to average net assets..........    0.49%   0.66%   0.92%   0.75%   0.73%   1.09%   2.06%   2.14%   2.25%
  Portfolio turnover rate............................       0%      3%      1%      1%      0%      0%      5%     37%      0%
  Average commission rate per share (4)..............  $0.0559 $0.0748

                                                        1988(1)
                                                       ----------
Net asset value, beginning of year...................  $10.00
  Income from Investment Operations
    Net investment income............................    0.09(5)
    Net gains or losses on investments (both realized
     and unrealized).................................    1.48
                                                       ----------
  Total from investment operations...................    1.57
  Less Distributions
    Dividends (from net investment income)...........
    Distributions (from capital gains)...............
    Distributions in excess of net realized gains....
                                                       ----------
  Total distributions................................    0.00
                                                       ----------
Net asset value, end of year.........................  $11.57
                                                       ----------
                                                       ----------
Total Return:
  Total investment return based on net asset value
   (2)...............................................   24.45%(3)
Ratios/Supplemental Data:
  Net assets, end of year ($000's omitted)...........   1,358
  Ratio of net expenses to average net assets........    1.45%
  Ratio of net income to average net assets..........    0.73%
  Portfolio turnover rate............................       4%
  Average commission rate per share (4)..............


------------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Period from December 1, 1987, date operations commenced, through July 31, 1988.

(2) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(3) Computed on an annualized basis.

(4) Average commission rate per share disclosure is not required for fiscal years prior to July 31, 1996.

(5) FBL Investment Advisory Services Inc. reimbursed $548 under the terms of its investment advisory and management services agreement.

--------------------------------------------------------------------------------
                                                           INVESTMENT OBJECTIVES
                                                                    AND POLICIES
                                                               OF THE PORTFOLIOS
                                                    ----------------------------

    Each Portfolio of the Fund has distinct investment objectives which it pursues through separate investment policies as described below. There can be no assurance that the objectives of any Portfolio will be achieved. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.

    The Statement of Additional Information contains specific investment restrictions that govern the Portfolios' investments. Those restrictions identified as fundamental policies, as well as the investment objectives and investment policies described below in the first paragraph for each Portfolio are fundamental policies, and may not be changed without a majority vote of the outstanding shares of the affected Portfolio. See "General Information--Shareholder Voting Rights." All other investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental and may be changed by the Board of Directors without approval of the shareholders. Each Portfolio may engage in certain of the portfolio strategies described in this Prospectus under "Description of Certain Investment Techniques" and in the Statement of Additional Information. "Appendix C-- Description of Corporate Bond Ratings" describes the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") that are referred to herein.

    The portfolio turnover rates for the Portfolios are set forth under "Condensed Financial Information." Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Portfolio's securities during a fiscal year by the average monthly value of the Portfolio's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Turnover rates may be affected by factors such as purchase and redemption requirements and market volatility, and may vary greatly from time to time. Frequency of portfolio turnover will not be a limiting factor if the investment adviser deems it desirable to purchase or sell securities. Increased portfolio turnover may result in greater brokerage commissions and consequent expense to the Portfolio. If any Portfolio were to derive 30% or more of its gross income from the sale of securities held less than three months, it might fail to qualify under the tax laws as a regulated investment company in particular years and consequently would lose certain beneficial tax treatment of its income; however, each Portfolio intends to continue to qualify as a regulated investment company each year. See "Dividends and Taxes."

    Following is a description of the investment objectives and certain of the investment practices of each of the Fund's Portfolios. For a further description of the investment practices of the various Portfolios, see "Description of Certain Investment Techniques."

VALUE GROWTH PORTFOLIO

    The Portfolio pursues its investment objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the market place. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

    The Value Growth Portfolio may invest in securities of companies in cyclical industries during periods when such securities appear to the investment adviser to have strong potential for capital appreciation. The Portfolio may also invest in "special situation" companies. A "special situation" company is one that, in the opinion of the Fund's investment adviser, has potential for significant future earnings growth but has not performed well in the recent past. These situations may include companies with management turnaround, corporate or asset restructuring or significantly undervalued assets.

    The investment adviser's strategy for the Value Growth Portfolio is based upon a value-oriented analysis of common stocks. Such an analysis focuses upon evaluations of key financial ratios such as stock price-to-book value, stock price-to-earnings, stock price-to-cash flow and debt-to-total capital. The investment adviser attempts to determine the fundamental value of an enterprise using the foregoing ratios and by evaluating an enterprise's balance sheet (e.g., comparing the enterprise's assets with the purchase price of similar recently acquired assets) as well as by using dividend discounting models.

    The investment adviser's emphasis on fundamental analysis of each company's prospects and the inherent value of its securities may result in a portion of the Portfolio being invested in medium- or smaller-sized companies that are less identifiable than larger, better-known companies or in companies that are not perceived as being popular investments at a given time. The Adviser believes that opportunities can be found at all size levels and, therefore, the Portfolio may invest in companies of all sizes.

    When warranted, in the opinion of the investment adviser, by prevailing market or economic conditions, the Portfolio, for temporary defensive purposes, may invest up to 100% of its assets in other types of securities, including investment-grade commercial paper, corporate bonds, debentures, preferred stocks, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements; or it may retain funds in cash. "Investment-grade commercial paper" is commercial paper rated A-2 or better by Standard & Poor's or Prime-2 or better by Moody's.

    Through careful selection of individual securities, diversification of investments by industry and type of security and constant supervision of the investment portfolio, the investment adviser strives to reduce risk and thereby conserve principal. However, the Portfolio's investments are subject to market fluctuations and the risks inherent in all securities.

HIGH GRADE BOND PORTFOLIO

    The investment objective of the High Grade Bond Portfolio is to provide as high a level of current income as is consistent with investment in a portfolio of debt securities deemed to be of high quality by the Fund's investment adviser. The Portfolio pursues its objective by investing primarily in debt securities rated AAA, AA or A by Standard & Poor's or Aaa, Aa or A by Moody's and in U.S. Government securities and government agency securities.

    From time to time, up to 20% of the Portfolio's total assets may be invested in unrated debt securities or debt securities rated lower than the three highest grades of Standard & Poor's or Moody's as described above, or in convertible debt securities, convertible preferred stocks, or non-convertible preferred stocks rated within the three highest grades of Standard & Poor's or Moody's applicable to such securities. To the extent that the Portfolio does invest in debt securities that are rated lower than A by Moody's or Standard & Poor's (or are unrated but equivalent in quality to such securities), the Fund's investment portfolio will be subject to relatively greater risk of loss of income and principal as discussed under "Principal Risk Factors--Special Considerations--High Yield Bonds." Securities rated Baa or lower by Moody's and BBB or lower by Standard & Poor's are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. It is intended that at least 65% of the Portfolio's total assets will be invested in medium- and long-term debt securities that are rated A or better or that are unrated but of equivalent quality.

    The Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its assets in common stocks acquired either by conversion of debt securities or by the exercise of warrants attached to debt securities.

    When warranted, in the opinion of the investment adviser, by prevailing market or economic conditions, the Portfolio for temporary defensive purposes may invest up to 100% of its assets in other types of securities, including investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash.

    Although in the opinion of the Fund's investment adviser, the risk of loss of principal should be minimized by the quality of the investments in which the Portfolio will invest primarily, the long maturities that typically provide the best yields may subject the Portfolio to substantial price changes resulting from market yield fluctuations. The market price of fixed-income securities such as those purchased by the Portfolio is affected by changes in interest rates, generally. The market value of fixed-income securities generally will fall as interest rates rise, and rise as interest rates fall.

HIGH YIELD BOND PORTFOLIO

    The primary investment objective of the High Yield Bond Portfolio is to obtain as high a level of current income as is consistent with investment in a portfolio of fixed-income securities rated in the lower categories of established rating services. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues its investment objectives by investing primarily in fixed-income securities, including corporate bonds and notes, convertible debt securities and preferred stocks that are rated in the lower categories of established rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or in unrated securities of comparable quality. Such securities are commonly known as "junk bonds."

    Securities rated Ba or lower by Moody's and BB or lower by Standard & Poor's are considered by those rating services to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. See "Principal Risk Factors--Special Considerations--High Yield Bonds" for discussion of various risk factors relating to high yield bonds. The investment adviser will not rely solely on the ratings assigned by the rating services, and the Portfolio may invest, without limit, in unrated securities if such securities offer, in the opinion of the investment adviser, a relatively high yield without undue risk. Although the Portfolio will invest primarily in lower-rated securities, it will not invest in securities in the lower rating categories (Ca or lower for Moody's and CC or lower for Standard & Poor's) unless the investment adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.

    The Portfolio anticipates that under normal circumstances more than 80% of its assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock, and that at least 65% of its assets will be invested in debt securities. The remaining assets of the Portfolio may be held in cash or investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements. The Portfolio does not intend to invest in common stocks, rights or other equity securities, but it may acquire or hold such securities (if consistent with its objectives) when they are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

    When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Portfolio may purchase higher-rated securities if the investment adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, when warranted, in the opinion of the investment adviser, by prevailing market or economic conditions, the Portfolio for temporary defensive purposes may invest up to 100% of its assets in investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

    Because an investment in high-yield securities entails relatively greater risk of loss of income and principal, an investment in the Portfolio may not constitute a complete investment program and may not be appropriate for all investors.

MANAGED PORTFOLIO

    The investment objective of the Managed Portfolio is to seek the highest total investment return of income and capital appreciation. The Portfolio pursues its objective through a fully managed investment policy consisting primarily of investment in the following three market sectors: (i) growth common stocks and securities convertible or exchangeable into growth common stocks, including warrants and rights; (ii) high grade debt securities (debt securities rated AAA, AA or A by Standard & Poor's or Aaa, Aa or A by Moody's), U.S. Government securities and government agency securities, and preferred stocks; and (iii) high quality short-term money market instruments of the type in which the Money Market Portfolio may invest.

    The Portfolio's investment policy for the stock market sector is to invest in those securities that appear to the investment adviser to possess above average potential for appreciation in market value, usually as a result of the issuer's relatively favorable prospects for improvement in earnings. Such securities generally include those of companies with established records of growth in sales or earnings, and companies with promising new products, services or processes. The Portfolio's investment policies for the debt and money market sectors are substantially identical to those of the High Grade Bond Portfolio and Money Market Portfolio, respectively. The Managed Portfolio will, from time to time, adjust the mix of investments among the three market sectors to capitalize on perceived variations in return potential produced by the interaction of changing financial markets and economic conditions. There are no restrictions as to the proportion of one or another type of security which the Portfolio may hold. Accordingly, the Portfolio may, at any given time, be substantially invested in equity securities, in high grade debt securities, or in high quality short-term money market instruments. Major changes in the investment mix may occur over several years or during a single year or shorter period depending upon market and economic conditions. The fact that the investment mix may be adjusted from time to time may result in high portfolio turnover (over 100%) and, consequently, high brokerage charges to the Portfolio.

    Achievement of the Portfolio's objective depends on the investment adviser's ability to assess the effect of economic and market trends on different sectors of the market.

MONEY MARKET PORTFOLIO

    The investment objective of the Money Market Portfolio is to obtain maximum current income consistent with liquidity and stability of principal. The Portfolio pursues its objective by investing in high quality short-term debt obligations denominated in U.S. dollars that are deemed to present minimal credit risk.

    Money market instruments which the Money Market Portfolio may purchase include U.S. Government securities, government agency securities, obligations of banks and savings institutions, commercial paper, short-term corporate debt securities and repurchase agreements. Appendix A contains a more detailed description of the money market instruments in which the Portfolio may invest. The Portfolio's investments will be limited to money market instruments which mature in thirteen months or less from the date of purchase; however, the Portfolio may invest in repurchase agreements in which the underlying securities have maturities in excess of one year from the date of purchase. In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "Investment Company Act"). See Appendix A.

    The dollar-weighted average maturity of the Portfolio will not exceed 90 days. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, and will use the amortized cost method of securities valuation. However, there can be no guarantee that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "Net Asset Value Information." Because of the short-term nature of the investments of this Portfolio, a portfolio turnover rate is not applicable.

BLUE CHIP PORTFOLIO

    The investment objective of the Blue Chip Portfolio is growth of capital and income. The Portfolio pursues its objective by investing primarily in common stocks of well-capitalized, established companies.

    In pursuing its objective, the Portfolio will invest in stocks of approximately 40 large, well-known companies that the Fund's investment adviser believes to collectively comprise a representative cross-section of major industries. Companies of this type are commonly referred to as "blue chip." Blue chip companies are generally identified by their substantial capitalization, established history of earnings and superior management structure. The investment adviser will base its determination of the companies to be included or retained in the Portfolio, not on the basis of any analysis of the companies' underlying economic or financial fundamentals or of the relative value of the securities, but rather on whether the companies in the Portfolio, taken together, reasonably represent a cross-section of major industries. The Adviser anticipates that the Portfolio will purchase approximately equal dollar amounts of shares of each company. However, the Portfolio will not own positions of equal value in the various companies, partly because of price fluctuations after purchases by the Portfolio.

    The Portfolio may, from time to time, have more than 5% of the value of its total assets invested in each of one or more particular companies. However, as to 75% of the Portfolio's total assets, no more than 5% of the Portfolio's total assets (at the time of purchase) will be invested in securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities). The concentration of a significant portion of its assets in stocks of one or a few companies (or in a relatively limited number of industries) may subject the Portfolio to increased risk of loss if those stocks (or stocks in those industries) were to decline in value.

    The Portfolio expects that it will remain substantially invested in stocks at all times. However, at most times the Portfolio will hold a small portion of its assets (not to exceed 15% of its total assets) in cash or cash equivalents to accommodate redemptions and so as to avoid having to purchase stocks in small quantities and thereby incur excessive brokerage costs. Any such cash balances will be invested in high quality short-term money market instruments of the type in which the Money Market Portfolio may invest, or retained in cash. The Portfolio will not engage in the trading of securities for the purpose of realizing short-term profits.

--------------------------------------------------------------------------------
PRINCIPAL RISK
FACTORS
-----------------

GENERAL

    In general, risk associated with the investments of a particular Portfolio can be described in terms of current income volatility, financial risk and market risk. Current income volatility refers to the degree and rapidity with which changes in overall market interest rates affect the level of current income. Financial risk refers to the ability of an issuer of a debt security to pay, on a timely basis, principal and interest on such security. With respect to the issuer of an equity security, financial risk refers to its earning stability and overall financial soundness. Market risk for debt securities refers to the fact that, as a general matter, the current value of debt securities varies inversely with changes in prevailing interest rates; if interest rates rise, the value of a debt security will tend to fall. Factors such as the maturity of the securities and the type of issuer of the securities will affect yields and yield differentials, which vary over time. Market risk for equity securities refers to overall stock market valuation levels.

    The VALUE GROWTH PORTFOLIO and BLUE CHIP PORTFOLIO are likely to be subject to moderate levels of both market and financial risk.

    The HIGH GRADE BOND PORTFOLIO is likely to be subject to moderate levels of market risk and relatively low levels of financial risk and current income volatility.

    The HIGH YIELD BOND PORTFOLIO is likely to be subject to moderate levels of market risk, relatively high levels of financial risk and relatively low levels of current income volatility.

    The market value of fixed-income securities is affected by changes in general market interest rates. If interest rates decline, the market value of fixed-income securities tends to increase; while if interest rates increase, the market value of fixed-income securities tends to decrease. Highly rated fixed-income securities tend to have lower interest rates and yields, and less market or financial risk, than do lower-rated fixed-income securities. Lower-rated and unrated securities generally have a greater degree of market and financial risk than higher-rated securities, for reasons including the greater possibility that issuers of lower-rated or unrated securities may not be able to pay the principal and interest when due, especially during periods of adverse economic conditions.

    The MANAGED PORTFOLIO most likely will be subject to moderate levels of market and financial risk and relatively low levels of current income volatility, although current income volatility could be higher if the Portfolio is heavily invested in short-term money market instruments.

    The MONEY MARKET PORTFOLIO should be subject to little market or financial risk because it invests in high quality short-term investments that reflect current market interest rates. Although these types of securities generally are considered to have low financial risk, there is some possibility that issuers may fail to meet their principal and interest obligations on a timely basis. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.

SPECIAL CONSIDERATIONS--HIGH YIELD BONDS

    As reflected above, the High Yield Bond Portfolio intends to invest a substantial portion of its assets in fixed-income securities offering high current income. Additionally, subject to its specific investment objectives and policies as described above, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding fixed-income securities are ordinarily in the lower rating categories of Moody's or Standard & Poor's (Ba/BB or lower) or will be unrated securities of comparable quality. Such securities are commonly known as "junk bonds." These lower-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. Factors adversely affecting the market value of high yielding securities will adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it were required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer.

    The investment philosophy of the High Yield Bond Portfolio with respect to high yield bonds is based on the premise that over the long-term a broadly diversified portfolio of high yield fixed-income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher-rated securities. The High Yield Bond Portfolio seeks to achieve the highest yields possible while reducing relative risks through:

    (a) broad diversification,

    (b) credit analysis by the investment adviser of the issuers in which the Portfolio invests,

    (c) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities.

    The investment adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of general economic and financial conditions of a specific issuer.

    In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. Defensive strategies, which may be used singly or in any combination, may include, but are not limited to, investments in discount securities or investments in money market instruments.

    High yielding securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

    High yielding securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a high yielding security because of a call or buy-back feature, the deterioration of the issuer's creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have tax implications.

    A Portfolio may have difficulty disposing of certain high yielding securities for which there is a thin trading market. Because not all dealers maintain markets in all high yielding securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high yielding securities, it is generally not so liquid as that for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs, or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

    It is likely that a major economic recession could severely affect the market for and the values of high yielding securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

    A Portfolio may acquire high yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many recent high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Portfolio is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. A Portfolio may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

    A Portfolio may acquire high yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the investment adviser will carefully review the credit and other characteristics pertinent to such new issues.

    From time to time, there have been proposals for legislation designed to limit the use of certain high yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals if enacted into law could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing and could negatively affect the value of specific high yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

    Zero coupon securities and pay in-kind bonds involve additional special obligations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or to a specified cash payment date when the securities begin paying current interest (the "cash payment date"), and therefore are issued and traded at a discount from their face amounts or par value. The discount varies depending upon the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, absent financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than those of securities that pay interest periodically, and they are more likely to respond to changes in interest rates than non-zero coupon securities having similar maturities and credit quality. The credit risk factors pertaining to lower-rated securities generally also apply to lower-rated zero coupon bonds and pay in-kind bonds. Such zero coupon, pay in-kind or delayed interest bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.

    Federal income tax law requires the holder of zero coupon securities or of certain pay in-kind bonds (bonds that pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio will be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

    Additional information concerning high yielding securities appears under "Appendix C--Description of Corporate Bond Ratings."

--------------------------------------------------------------------------------
                                                                  DESCRIPTION OF
                                                              CERTAIN INVESTMENT
                                                                      TECHNIQUES
                                                        ------------------------

    Except as otherwise noted below, the following investment strategies and techniques may be used by all Portfolios.

FOREIGN SECURITIES

    The Value Growth Portfolio and Managed Portfolio each may invest up to 25% of its net assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and High Yield Bond Portfolio each may invest up to 25% of its net assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio's investment objectives. Investments will be made only in foreign securities that are publicly traded in the U.S. and payable in U.S. dollars. The investment adviser will apply standards for evaluating the quality and risk of investments in foreign securities comparable to those it applies to investments in domestic securities while also taking into consideration the opportunities and special risks in connection with foreign securities.

    Investments in foreign securities can provide a Portfolio with more opportunities for attractive returns, but they may also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards. Fluctuations in exchange rates may affect the earning power and asset value of the foreign entity issuing the security and can either increase or decrease the investment's value. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. The characteristics of the securities in the Portfolios, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS

    From time to time, in the ordinary course of business, each of the Portfolios may purchase newly-issued securities appropriate for the Portfolio on a "when-issued" basis and may purchase or sell securities appropriate for the Portfolio on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell such securities before the settlement date if deemed advisable.

    At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The market value of the when-issued or delayed delivery securities at any time may be more or less than the purchase price to be paid or the sale price to be received at the settlement date. To the extent that a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring or selling portfolio securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes.

    The investment adviser does not believe that a Portfolio's net asset value or income will be adversely affected overall by the purchase of securities on a when-issued or delayed delivery basis. Each Portfolio will establish a segregated account with the Fund's custodian bank in which the Portfolio will maintain cash or U.S. Government securities or other high-grade debt obligations at least equal in value to commitments to purchase securities on a when-issued or delayed delivery basis; subject to this requirement, a Portfolio may purchase securities on a when-issued or delayed delivery basis without limit. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. In the case of a commitment to sell portfolio securities on a delayed delivery basis, each Portfolio will instruct the custodian to hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

LOANS OF PORTFOLIO SECURITIES

    Each Portfolio may, from time to time, lend securities (but not in excess of 20% of its assets) from its Portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and
(iii) the investment adviser (under the review of the Board of Directors) has reviewed the creditworthiness of the borrower and has found such creditworthiness satisfactory. The Portfolio will receive from the borrower amounts equal to the dividends or interest paid on the securities loaned, and will also earn income for having made the loan. Any cash collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.

WRITING COVERED CALL OPTIONS

    Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on portfolio securities representing up to 100% of its net assets in an attempt to enhance investment performance or to reduce the risks associated with investments. A call option gives the purchaser the right to buy, and the writer the obligation to sell, an underlying security at a particular exercise price during the option period. A Portfolio will write call options only on a covered basis, which means that the Portfolio will own the underlying security subject to the call option at all times during the option period. Options written by a Portfolio will normally have expiration dates between three and nine months from the date written. Such options and the securities underlying the options must both be listed on national securities exchanges, except that debt securities and related options need not be so listed. The advantage to a Portfolio of writing covered call options is that the Portfolio receives a premium which constitutes additional income, which would serve both to enhance investment performance and to offset in whole or in part any decline in the value of the underlying security. However, the disadvantage is that during the option period the Portfolio would give up the potential for capital appreciation above the exercise price if the underlying security were to rise in value; and that, unless a closing purchase transaction is effected, the Portfolio will be required to continue to hold the underlying security for the entire option period, and would bear the risk of loss if the price of the securitiy were to decline.

INVESTMENT COMPANY SECURITIES

    Each of the Portfolios may invest, subject to the investment limitations described below, in shares of other investment companies which seek to maintain a $1.00 net asset value per share ("Money Market Funds"). The Portfolios intend to invest available cash balances in such Money Market Funds. In addition, the Portfolios may invest in such Money Market Funds for temporary defensive purposes (for example, when FBL believes such a position is warranted by uncertain or unusual market conditions, or when liquidity is required to meet unusually high redemption requests) or for other purposes. No more than 5% of the value of a Portfolio's total assets will be invested in securities of Money Market Funds. In addition, a Portfolio may hold no more than 3% of the outstanding voting stock of any Money Market Fund. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro-rata portion of the Money Market Fund's expenses, including advisory fees.

REPURCHASE AGREEMENTS

    Each Portfolio may enter into repurchase agreements as a means of earning income for periods as short as overnight. A repurchase agreement is an agreement under which the Portfolio purchases a security and the seller agrees, at the time of sale, to repurchase the security at a specified time and price, thereby determining the yield during the Portfolio's holding period. That yield is determined by current short-term rates and may be more or less than the interest rate on the underlying security. The value of the underlying securities is marked to market daily. If the value of the underlying securities declined, the seller would be required to provide the Portfolio with additional securities so that the aggregate value of the underlying securities was at least equal to the repurchase price.

    The Portfolios may also enter into a special type of repurchase agreement known as an "open repurchase agreement." An open repurchase agreement varies from the typical repurchase agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but instead is based on a variable interest rate and duration of the agreement.

    The Portfolios may enter into repurchase agreements only with banks or securities dealers, and the underlying securities will consist of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. If a seller of a repurchase agreement were to default, the Portfolio might experience losses, including delays and expenses in enforcing its rights. To minimize this risk, the investment adviser (under the review of the Board of Directors) will review the creditworthiness of the seller, and must find such creditworthiness satisfactory before a Portfolio may enter into the repurchase agreement.

    A Portfolio may invest no more than 10% of its net assets in repurchase agreements maturing in more than seven days, and no more than 25% of its net assets in repurchase agreements in which the underlying securities have maturities in excess of one year, although there is no limit on the percentage of each Portfolio's assets that may be invested in repurchase agreements that mature in less than seven days and have underlying securities with maturities of less than one year. Net assets are taken at market value at the time of each purchase for purposes of the foregoing limitations. Open repurchase agreements are considered to mature in one day.

--------------------------------------------------------------------------------
HOW TO
BUY
SHARES
---------


    Shares of the Fund's various Portfolios are sold on a continuing basis at their net asset value next determined after a purchase order and payment are received in proper form as described below. The Fund is open for business on each day the New York Stock Exchange is open for trading (except the Fridays after Christmas Day and Thanksgiving Day). The Fund reserves the right to reject any purchase order and to change the minimum purchase requirements at any time.


INITIAL PURCHASE

    The minimum initial purchase is $250 per Portfolio, except there is no minimum initial investment for retirement accounts and accounts opened under bona fide payroll deduction plans. There is no initial sales charge. An Application is included in the back of this Prospectus.

    Complete the Application and mail it with your check payable to the appropriate Portfolio of the Fund to: FBL Series Fund, Inc., 3820 109th Street, Des Moines, Iowa 50391-7003.

SUBSEQUENT PURCHASES

    Send the Fund a check (no minimum) payable to the appropriate Portfolio of the Fund accompanied by a letter indicating the dollar value of the shares to be purchased and identifying the Portfolio, the account number and registered owner(s).

PURCHASES BY WIRE (MONEY MARKET PORTFOLIO ONLY)

    Purchases may be made in the Money Market Portfolio by wire transfer. If making an initial purchase, call the toll free number (800) 247-4170 (in Iowa, call toll free (800) 422-3175 or in the Des Moines metropolitan area call 225-5586) to obtain a Money Market Portfolio Account Number and provide the Fund with your name, address and social security or tax identification number. Then, simply instruct your bank to "wire transfer" funds to: BANKERS TRUST COMPANY, ABA #021001033, DDA ACCOUNT #00220695 MONEY MARKET PORTFOLIO OF FBL SERIES FUND, INC., FOR FURTHER CREDIT TO YOUR ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Finally, if making an initial purchase, complete an Application and mail it to the Fund at the address listed under "Initial Purchase" above.

--------------------------------------------------------------------------------
                                                                          HOW TO
                                                                          REDEEM
                                                                          SHARES
                                                                       ---------


    Upon receipt of an executed redemption request in proper form, as described below, the Fund will redeem shares of a Portfolio at the next determined net asset value. Proceeds payable upon redemption will be reduced by the amount of any applicable contingent deferred sales charge. The Fund intends to pay redemption proceeds within one business day after receipt of an executed redemption request in proper form. If shares to be redeemed were purchased by check, the Fund may delay transmittal of redemption proceeds until it has determined that the check has cleared, which may take up to 15 days from the purchase date.


    Redemptions can be requested by writing to the Fund, 3820 109th Street, Des Moines, Iowa 50391-7003 and requesting redemption of either the number or dollar value of shares of a specified Portfolio. Any certificates for shares to be redeemed must be included, duly endorsed. The letter (and certificates, if any) must be signed exactly as the account is registered. On a jointly owned account, all owners must sign. SIGNATURES OF ACCOUNT OWNERS MUST BE GUARANTEED BY A COMMERCIAL BANK, TRUST COMPANY, MEMBER OF A STOCK EXCHANGE, SAVINGS AND LOAN ASSOCIATION OR SAVINGS BANK, OTHER ELIGIBLE FINANCIAL INSTITUTION, OR A REGISTERED REPRESENTATIVE OF FBL MARKETING SERVICES, INC. OR FBL INVESTMENT ADVISORY SERVICES, INC. FOR REDEMPTIONS GREATER THAN $5,000, and shall include such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. THE FUND CANNOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC.

    EXPEDITED REDEMPTION PROCEDURES (MONEY MARKET PORTFOLIO ONLY). Shareholders may redeem shares of the Money Market Portfolio by telephone. The proceeds of shares so redeemed (less any contingent deferred sales charge) will be sent by Federal wire transfer to a single designated account maintained by the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. To effect a redemption, a shareholder should call the Fund at the appropriate number shown on the cover of the Prospectus between the hours of 8:00 a.m. and 4:30 p.m. (Central Time) on any day when the Fund is open for business. Requests received by the Fund prior to the earlier of the close of the New York Stock Exchange or 3:00 p.m. (Central Time) will result in shares being redeemed that day at the next determined net asset value, and the proceeds will normally be sent to the designated bank account the following business day. The minimum amount that may be wired is $10,000. The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. All applications for telephone redemption service must have signatures guaranteed by a commercial bank, trust company, member of a stock exchange, savings and loan association or savings bank, other eligible financial institution, a registered representative of FBL Marketing Services, Inc. or FBL Investment Advisory Services, Inc. and shall include such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. A shareholder wishing to use this method of redemption must complete the appropriate Application and it must be on file with the Fund. Once the form is on file, the Fund will honor redemption requests by any person by telephone (using the toll free numbers listed on the cover page), telegraph or other method without a signature guarantee from the shareholder or any other person. The Fund is not responsible for the efficiency of the federal wire system or the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to the Fund. The Fund does not currently charge for wiring funds, although the shareholder will be responsible for any wire fees charged by the receiving bank. This procedure is not available for Retirement Accounts or shares for which certificates have been issued.

    Shareholders may not use expedited redemption procedures until the shares being redeemed have been on the Fund's books for at least four days. There is no such delay in redeeming shares that were purchased by wiring Federal Funds.


    The Adviser employs procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmations of instructions. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions neither the Adviser nor the Fund would be liable for any losses from unauthorized or fraudulent instructions.


    CONTINGENT DEFERRED SALES CHARGE. A contingent deferred sales charge is imposed on that amount by which a redemption causes the current value of a Portfolio account to fall below the total dollar amount of purchases of that Portfolio's shares made during the preceding six years (reinvested dividends are not considered purchases for this purpose). The charge is imposed upon redemptions of shares in accordance with the following schedule:

                      YEAR OF                            CONTINGENT
                    REDEMPTION                         DEFERRED SALES
                  AFTER PURCHASE                           CHARGE
---------------------------------------------------  -------------------
    First..........................................              5%
    Second.........................................              4%
    Third..........................................              4%
    Fourth.........................................              3%
    Fifth..........................................              2%
    Sixth..........................................              1%
    Seventh and following..........................              0%

    The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor purchases $10,000 of a Portfolio's shares and that 30 months later the value of the account has grown through investment performance and reinvestment of dividends to $14,000. The investor then may redeem up to $4,000 ($14,000 minus $10,000) without incurring a contingent deferred sales charge. If the investor should redeem $5,000, a contingent deferred sales charge would be imposed on $1,000 of the redemption. The charge would be imposed at the rate of 4% ($40) because the redemption occurred in the third year after the purchase. In determining whether a contingent deferred sales charge is payable, it is assumed that the redemption is made from the earliest purchase of shares.

    The contingent deferred sales charge will be waived in the event of the death of the shareholder (including a registered joint owner), with respect to redemptions in connection with distributions from 401(m), 401(k) or 457(k) accounts sponsored by FBL Financial Group, Inc. or its affiliated companies, or with respect to withdrawals under the Fund's periodic withdrawal plan. FBL Investment Advisory Services, Inc., the Fund's Distributor, receives any contingent deferred sales charge directly.

    INVOLUNTARY REDEMPTIONS. Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem a Portfolio account that falls below $250 as a result of redemptions. Prior to effecting such an involuntary redemption, shareholders will be notified in writing and will be allowed 60 days to make additional purchases to bring the account up to the Portfolio's $250 minimum investment requirement. Any such involuntary redemption will not be subject to a contingent deferred sales charge.

    REDEMPTIONS IN-KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in-kind of securities held by the applicable Portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of securities so received in payment of redemption. A redemption paid in-kind is treated as a sale for federal income tax purposes even though the shareholder may have received no cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of a Portfolio during any 90-day period for any one shareholder of record.

--------------------------------------------------------------------------------
                                                                           OTHER
                                                                     SHAREHOLDER
                                                                        SERVICES
                                                                ----------------

    The Fund offers a number of shareholder services designed to facilitate investment in shares of its Portfolios. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund.

PERIODIC WITHDRAWAL PLAN


    A shareholder who owns in a single account $5,000 or more of a Portfolio's shares may establish a Periodic Withdrawal Plan to provide for regular monthly, quarterly or annual payments of a fixed dollar amount or fixed percent of the account balance (with a minimum $100 annual payment and a maximum annual withdrawable amount of 10% of the shareholder's declining account balance under the plan) to be sent to the shareholder or a designated payee. (Account balance and withdrawal limitations may be waived if the plan is established using life expectancy factors to calculate a required minimum distribution.) Shares of a Portfolio held in the shareholder's account having a net asset value of the amount of the requested payment will be redeemed on or around the fifth business day before the end of the applicable month and a check will be mailed to the shareholder within seven days thereafter. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. FBL will waive the contingent deferred sales charge on redemptions made pursuant to a periodic withdrawal program. The right is reserved to amend the periodic withdrawal program on thirty days' notice. The program may be terminated at any time by the shareholder or the Fund.

AUTOMATIC INVESTMENT PLAN


    A shareholder may elect to participate in the Fund's automatic investment plan. This plan enables a shareholder to automatically purchase shares of the Fund on a monthly basis. A minimum initial investment of $50 per Portfolio account is required to establish an automatic investment plan. Minimum monthly investments of $25 per Portfolio account are necessary to maintain the plan. The Fund will debit the shareholder's financial institution account and subsequently purchase shares of the Fund having a net asset value of the amount of the requested deposit on or around the 16th day of the month. Shareholders interested in this plan must complete an automatic investment form available from the Fund. If a shareholder has elected to participate in the Automatic Investment Plan, and all shares of an account with that option are exchanged for shares of another portfolio, the Automatic Investment Plan will continue under the account to which the shares were exchanged, until such time as the Fund is notified in writing to discontinue the Plan.

EXCHANGE PRIVILEGE

    A shareholder may exchange all or some shares of a Portfolio for shares of any other Portfolio in the Fund, provided the accounts have like registrations, if that Portfolio's shares are eligible for sale in the shareholder's state of residence, on the basis of each Portfolio's relative net asset value per share next determined following receipt of an exchange request in proper form. There is no minimum amount required to exercise the exchange privilege between Portfolios, except that shareholders wishing to open an account in a new Portfolio must meet the minimum purchase requirements described under "How to Buy Shares." If the exchange involves the establishment of a new account, an application for that account must be completed and mailed to the Fund. Shares may be exchanged without any contingent deferred sales charge but will be subject to a $5.00 exchange fee. Amounts exchanged retain their original cost and purchase date for purposes of the contingent deferred sales charge. If shares of the Portfolio being exchanged were acquired at different times, the shares of the Portfolio acquired in the exchange will be deemed to possess the same holding period (or exempt status) for contingent deferred sales charge purposes as the shares being exchanged. Exercise of the exchange privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized by the shareholder. Shareholders are automatically provided the exchange privilege upon establishment of an account with the Fund. Shareholders not interested in the exchange privilege must check the appropriate box on the Application. The exchange privilege may be provided after an account has been established by completing an exchange form (obtainable from the Fund). Once the privilege has been afforded a shareholder, exchanges may be authorized by telephone by ANY PERSON, not just the shareholder of record (by calling one of the numbers shown on the front cover, from 8:00 a.m. to 4:30 p.m. (Central Time) on any day that the Fund is open for business) or by letter (by writing the Fund at 3820 109th Street, Des Moines, Iowa 50391-7003). Telephone exchange requests received prior to the close of the New York Stock Exchange (usually 3:00 p.m., Central Time) will be effected at that day's relative net asset values.

    Shares of FBL Money Market Fund, Inc. may be exchanged for shares of any Portfolio of the Fund without imposition of an exchange fee. The exchange privilege may be modified or terminated by the Fund at any time. An exchange application must be on file with FBL Money Market Fund, Inc.

RETIREMENT PLANS

    Eligible shareholders of the Fund may participate in a variety of qualified retirement plans which are available from the Distributor. Some of the plans currently offered are: Self-Employed Individual Retirement Plans (Keogh Plans), Individual Retirement Accounts (IRAs), Simplified Employee Pension Plans (SEPs), Savings Incentive Match Plans for Employees (SIMPLEs) retirement plans, Tax-Sheltered 403(b) Plans, Corporate Pension and Profit Sharing Plans and Public Employer Deferred Compensation Plans.

The initial investment to establish any such plan, and subsequent investments, may be in any amount (subject to plan limitations). Investors Fiduciary Trust Company ("IFTC") of Kansas City, Missouri serves as custodian and provides the required services for Keogh Plans, IRAs, SEPs, SIMPLEs and Corporate Pension and Profit Sharing plans. A custodial fee, currently $10.00, will be collected annually by liquidating shares, or fractions thereof, from each participant's account(s). FBL Investment Advisory Services, Inc. performs plan services for IFTC for a portion of the fee. Information with respect to these plans is available upon request from the Fund.


    Trustees of qualified retirement plans and 403(b)(7) custodial accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution which is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax advisers regarding this 20% withholding requirement.

--------------------------------------------------------------------------------
                                                                       NET ASSET
                                                                           VALUE
                                                                     INFORMATION
                                                                 ---------------


    The net asset value per share of each Portfolio is determined as of the earlier of 3:00 P.M. (Central Time) or the close of the New York Stock Exchange on each day that the Exchange is open (except the Fridays after Christmas Day and Thanksgiving Day), and on each other day on which there is sufficient trading in the Portfolio's investments that it might affect the net asset value, except that the net asset value of a given Portfolio will not be computed on a day when no orders for purchase or redemption of shares of the Portfolio are received. If the Fund offices should be closed because of a weather-related or comparable type of emergency, and the Fund is unable to segregate orders and redemption requests received on the emergency closed day, then the Fund will price those orders and redemptions at the net asset value next determined. The net asset value per share of each Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio. The Fund reserves the right to calculate or estimate the net asset value of one or more Portfolios more frequently than once daily if deemed desirable.


    MONEY MARKET PORTFOLIO. The net asset value per share of the Money Market Portfolio is ordinarily $1.00. The Money Market Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. For a further discussion of the manner in which such values are determined, see the Statement of Additional Information under the heading "Net Asset Value."

    OTHER PORTFOLIOS. For all Portfolios other than the Money Market Portfolio, Portfolio securities that are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between the closing bid and asked prices. Securities other than money market instruments traded in the over-the-counter market are valued at the mean between the bid and asked prices or at the yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market; and it is expected that, for debt securities, this ordinarily will be the over-the-counter market. Values of securities and assets for which market quotations are not readily available are determined in good faith by or under the direction of the Board of Directors. Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation described above with respect to the Money Market Portfolio.

--------------------------------------------------------------------------------
PERFORMANCE
INFORMATION
-----------------

    From time to time, the Fund may advertise several types of performance information for a Portfolio. All Portfolios, except the Money Market Portfolio, may advertise "average annual total return" and "total return." The High Grade Bond and High Yield Bond Portfolios may also advertise "yield." The Money Market Portfolio may advertise "yield" and "effective yield." Each of these figures is based upon historical results and is not necessarily representative of the future performance of a Portfolio.

    Average annual total return and total return figures measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Portfolio for the designated period, assuming the reinvestment of all dividends and distributions during the period. Thus, these figures reflect the change in value of an investment in the Portfolio during a specified period. Average annual total return will be quoted for at least one-, five- and ten-year periods (or, if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures represent the average annual percentage change in the value of a specific dollar amount invested in the Portfolio's shares for the designated period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period.

    Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period (seven-day period for the Money Market Portfolio) expressed as a percentage of the Portfolio's net asset value per share at the end of the period (except for the Money Market Portfolio where the net asset value per share at the beginning of the period is used). Yield is an annualized figure which means that it is assumed that the Portfolio generates the same level of investment income over a one-year period. The effective yield for the Money Market Portfolio is calculated similarly, but the net investment income earned is assumed to be compounded when annualized. The Money Market Portfolio's effective yield will be slightly higher than its yield due to this compounding. Semi-annual compounding is assumed for Portfolios other than the Money Market Portfolio.

    From time to time, the Fund may include in its sales literature and shareholder reports for the High Grade Bond and High Yield Bond Portfolios a quotation of the current "distribution rate" for the Portfolios. The distribution rate is simply a measure of the level of income and short-term capital gain dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Portfolio's investments and from total return, which is a measure of the income actually earned by, plus the effect of any realized or unrealized appreciation or depreciation of, such investments during the period. Distribution rate, therefore, is not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include short-term gains (which may be non-recurring) and may not reflect the amortization of bond premiums.

    Additionally, from time to time, in advertisements or reports to shareholders, a Portfolio may compare its performance to that of the Consumer Price Index or various unmanaged indexes such as the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson/Lehman Government and Corporate Bond Index and the Salomon Brothers High Grade Bond Index. A Portfolio may also use mutual fund quotation services such as Lipper Analytical Services, Inc., an independent mutual fund reporting service, or similar industry services, for purposes of comparing a Portfolio's rank or performance with that of other mutual funds having similar investment objectives. Performance comparisons should not be considered representative of the future performance of any Portfolio.

    The Portfolio's shares are sold at net asset value, and return and net asset value will fluctuate, except that the Money Market Portfolio seeks to maintain a $1.00 net asset value per share. Shares of the Portfolio are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Yield and effective yield figures do not include the effect of any contingent deferred sales charge. The standardized average annual total return figures, calculated in accordance with a formula prescribed by the Securities and Exchange Commission, include the effect of the contingent deferred sales charge that may be imposed at the end of the period indicated. In addition, average annual total return figures, which do not include the effect of any contingent deferred sales charge, may also be used. Total return figures may or may not include the effect of the contingent deferred sales charge that may be imposed at the end of the period in question. Performance figures not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. More information about performance figures is included in the Statement of Additional information.

--------------------------------------------------------------------------------
                                                                      MANAGEMENT
                                                                     OF THE FUND
                                                                 ---------------

BOARD OF DIRECTORS

    The Board of Directors has seven members, four of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Fund annually.

INVESTMENT ADVISER

    FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, serves as the Fund's investment adviser pursuant to an Investment Advisory and Management Services Agreement. The Adviser is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. The following individuals are officers and/or directors of both the Adviser and the
Fund: Stephen M. Morain, Thomas R. Gibson, Timothy J. Hoffman, Dennis M. Marker, James W. Noyce, William J. Oddy, Richard D. Warming, Sue A. Cornick, Kristi Rojohn and Elaine A. Followwill. FBL has served as the Fund's investment adviser since the Fund commenced operations in 1971. The Adviser also acts as an investment adviser to individuals, institutions and two other investment companies: FBL Money Market Fund, Inc. and FBL Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

    The Adviser handles the investment and reinvestment of the Fund's assets, and is responsible for the overall management of the Fund's business affairs, subject to the review of the Board of Directors. Roger F. Grefe and Robert J. Rummelhart serve as managers for various portfolios of the Fund. Mr. Grefe joined FBL in 1986 and assumed responsibility for the management of Farm Bureau Growth Fund, Inc., currently known as the Value Growth Portfolio. Additionally, he assumed management of the Managed Portfolio at its inception in 1987. Mr. Grefe is a graduate of Coe College in Cedar Rapids, Iowa and is a Chartered Financial Analyst and NASD Registered Principal.

    Mr. Rummelhart has managed both the High Grade Bond and High Yield Bond Portfolios since their inception in 1987. He received his BA and MBA degrees from the University of Iowa and is a Chartered Financial Analyst and NASD Registered Representative.

    The Adviser provides investment supervision to the Blue Chip Portfolio through the use of a team approach. As cash accumulates for investment, trading personnel are notified to execute the necessary transactions in order to maintain the relative weights of the equity securities in this Portfolio.

    As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on an annual percentage of the average daily net assets of each Portfolio, as follows:

                                                                         AVERAGE DAILY NET ASSETS
                                                                   -------------------------------------
                                                                      FIRST       SECOND        OVER
                                                                      $200         $200         $400
PORTFOLIO                                                            MILLION      MILLION      MILLION
-----------------------------------------------------------------  -----------  -----------  -----------
Value Growth.....................................................        0.50%        0.45%        0.40%
High Grade Bond..................................................        0.40%        0.35%        0.30%
High Yield Bond..................................................        0.55%        0.50%        0.45%
Managed..........................................................        0.60%        0.55%        0.50%
Money Market.....................................................        0.25%        0.25%        0.25%
Blue Chip........................................................        0.25%        0.25%        0.25%

    The Adviser, at its expense, furnishes the Fund with office space and facilities, certain business equipment, advisory, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. The Fund pays its other expenses which include, but are not limited to, the following: the cost of net asset value calculations; portfolio transaction costs; interest on Fund obligations; miscellaneous reports; membership dues; reports and notices to shareholders; all expenses of registration of its shares under federal and state securities laws; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; and the fees and expenses of independent auditors, legal counsel, custodian, shareholder service, transfer and dividend disbursing agent. For its services as investment adviser and manager and for facilities furnished to the Fund during the fiscal year ending July 31, 1997 the Adviser received management fees of .50% of the average daily net assets of the Value Growth Portfolio, .40% of the average daily net assets of the High Grade Bond Portfolio, .55% of the average daily net assets of the High Yield Bond Portfolio, .60% of the average daily net assets of the Managed Portfolio, and .25% of the average daily net assets of the Money Market and Blue Chip Portfolios.

    The Adviser has agreed to reimburse any Portfolio to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) of such Portfolio exceed 1 1/2% of average daily net assets. The amount reimbursed, however, shall not exceed the amount of the advisory fee paid by the Portfolio for such period.

--------------------------------------------------------------------------------
PORTFOLIO
TRANSACTIONS
-----------------

    With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser places substantially all the Fund's portfolio transactions with brokerage firms that furnish research and other services to the Fund. These services include, but are not limited to, advice as to the advisability of purchasing or selling specific securities, furnishing of analyses and reports on particular securities or industries, providing information on economic factors and trends, providing computer software used in security analyses and providing technical market analyses. Certain affiliates and other clients of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates and clients share the benefits of the research and other services obtained from these brokers. The Adviser regards information that is customarily available only in return for brokerage as among the many elements to be considered in arriving at investment decisions. No specific value can be determined for most such information and services and they are deemed supplemental to the Adviser's own efforts in the performance of its duties under the Investment Advisory Agreement. Any research benefits derived are available for all clients.

    The investment decisions for the Fund are reached independently from those for the other funds and accounts managed by the Adviser. At certain times, one or more Portfolios of the Fund may purchase identical securities at the same time as the other funds and accounts managed by the Adviser. When multiple accounts and/or funds have assets available for investment in the same securities, available investments are allocated as to amount in a manner considered equitable to each. In some cases, this procedure may affect the size or price of the position obtainable for the Fund. It is the opinion of the Board of Directors that the benefits to the Fund arising out of simultaneous transactions outweigh any disadvantages.

--------------------------------------------------------------------------------
                                                                       DIVIDENDS
                                                                       AND TAXES
                                                                    ------------

DIVIDENDS

    VALUE GROWTH AND BLUE CHIP PORTFOLIO DIVIDENDS. The Fund normally follows the practice of distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios after the close of the Fund's fiscal year.

    HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIO DIVIDENDS. The Fund normally follows the practice of distributing substantially all the net investment income and net short-term capital gains of these Portfolios monthly and distributing any net long-term capital gains after the close of the Fund's fiscal year.

    MANAGED PORTFOLIO DIVIDENDS. The Fund normally follows the practice of distributing substantially all the net investment income of this Portfolio quarterly and distributing any net short-term and long-term capital gains after the close of the Fund's fiscal year.

    MONEY MARKET PORTFOLIO DIVIDENDS. On each day that the net asset value per share of the Money Market Portfolio is determined, the Money Market Portfolio's net investment income will be declared, as of the earlier of 3:00 p.m. (Central
Time) or the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. Dividends will be distributed monthly. If a shareholder withdraws his or her entire account, all dividends accrued to the time of withdrawal will be paid at that time.

    GENERAL. Among other factors, the requirements of the Internal Revenue Code may make it necessary or desirable to vary from the dividend practices as set forth above. Dividends with respect to any Portfolio will be reinvested in shares of that same Portfolio unless a shareholder indicates in writing a desire to receive them in cash; provided, however, that no cash payment will be made for dividends in an amount under $10. Any such dividend amount under $10 will be reinvested in shares of that same Portfolio.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash, from an account that remains open, and the postal or other delivery service is unable to deliver those monies to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares, and the outstanding check will be voided and reinvested in the account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, from an account that is subsequently closed, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such check will remain outstanding until it is turned over to the appropriate state agency for escheat purposes. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

    It is the policy of each Portfolio to distribute annually substantially all its net investment income and any net realized capital gains from the preceding fiscal year. By doing so, each Portfolio intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

    Dividends will not be taxable to tax-exempt entities such as qualified retirement plans (e.g., IRAs or qualified pension or profit sharing plans). Dividends (whether paid in cash or in additional shares) derived from net investment income or net short-term capital gains will be taxable to other shareholders as ordinary income while net long-term capital gain dividends to such shareholders will be treated as long-term capital gains regardless of the length of time the shareholder held the Portfolio shares. For corporate taxpayers, long-term capital gains are taxed at the same rates as ordinary income, but for individual taxpayers, the maximum federal income tax rate on long-term capital gains is 28%. The Fund will inform shareholders of the amount and nature of such dividends as well as the amount of dividends eligible for the "dividends received deduction" available to corporate shareholders. For shareholders other than tax-exempt entities, an exchange of shares of one Portfolio for shares of another Portfolio is ordinarily a taxable transaction.

    Each Portfolio's dividends are paid on a per-share basis. At the time of such payment, therefore, the value of each share will be reduced by the amount of the payment. If a shareholder purchases shares shortly before the payment of a dividend or distribution, that shareholder pays the full price for the shares but receives some portion of the price back as a taxable dividend or distribution. Shareholders will receive information annually as to the tax status of distributions made by the Fund in each calendar year.

    Dividends which a Portfolio declares in October, November or December to shareholders of record as of a specified date in one of those months will be treated for federal income tax purposes as received by such shareholders on December 31 of the year declared, if paid during January of the following calendar year.

    The Fund is required by law to withhold 31% of taxable distributions to shareholders who do not furnish their correct social security or taxpayer identification number and in certain other circumstances.

--------------------------------------------------------------------------------
                                                                    ORGANIZATION
                                                                     OF THE FUND
                                                                ----------------

    The Fund is an open-end, diversified series management investment company registered under the Investment Company Act. The Fund was organized as a corporation under the laws of Maryland on August 14, 1970 and has authorized capital of 5,000,000,000 shares of common stock, $.001 par value.


    Currently, the Fund offers two classes of shares--Traditional Shares and Institutional Shares, which have different expenses that will affect performance. Institutional Shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group Inc. and its affiliates; (b) the following investment advisory clients of FBL: (1) affiliated and unaffiliated benefit plans such as qualified retirement plans, and (2) affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the Farm Bureau Mutual Funds; and (e) such other types of accounts as FBL as distributor of the Fund deems appropriate.


    The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio except that Traditional Shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan and each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Traditional Shares). Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro-rata in the net assets of that Portfolio available for distribution. Shares have no preemptive or conversion rights and are fully paid and nonassessable by the Fund. The Board of Directors may establish additional Portfolios at any time. The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account.


    As of November 14, 1997, Farm Bureau Life Insurance Company, which provided the initial capital for the Portfolios, owned more than 25% of the Money Market Portfolio. Such shares have been acquired for investment and can only be disposed of by redemption or transfer to an affiliate.


--------------------------------------------------------------------------------
                                                                         GENERAL
                                                                     INFORMATION
                                                                 ---------------

REPORTS TO SHAREHOLDERS

    Shareholders will receive unaudited semi-annual financial statements and fiscal year-end financial statements audited by the Fund's independent auditors.

SHAREHOLDER INQUIRIES

    Shareholders may make inquiries either by contacting their registered representative or by writing or calling the Fund at the address or telephone numbers as shown on the front cover.


    Copies of year-end account statements may be obtained by calling the Fund at our toll-free number (800) 247-4170 (in Iowa call toll-free (800) 422-3175, or in the Des Moines metropolitan area call 225-5586), or by writing a letter to the Fund. The prior year statement for regular accounts, and prior two year statements for fiduciary accounts, will be provided at no charge to the shareholder; thereafter, there will be a charge of $3 per copy. The cost of the copies will be collected by redemption of shares, or fractions thereof, from the shareholder's account. If the shareholder's account has been closed, the applicable fees must be remitted with the request.


SHAREHOLDER VOTING RIGHTS

    Under the Fund's corporate charter, the Fund is not required to hold, and does not expect to hold, annual shareholders' meetings. However, it will hold special meetings of shareholders as required or deemed desirable for such purposes as electing Directors, changing fundamental policies or approving an investment management agreement. Shareholders will vote by Portfolio and not in the aggregate, except when voting in the aggregate is permitted under the laws of the State of Maryland and the Investment Company Act, such as for the election of Directors, or when voting by class is appropriate.

    Each member of the Board of Directors serves for a term of unlimited duration, subject to the right of the Board of Directors or the shareholders to remove such Director. The Board of Directors has the power to alter the number of Directors and to appoint successor Directors provided that, immediately after the appointment of any successor Director, at least two-thirds of the Directors have been elected by the shareholders of the Fund. However, if at any time less than a majority of the Directors holding office has been elected by the shareholders, the Directors are required to call a special meeting of shareholders for the purpose of electing Directors to fill any existing vacancies in the Board.

    As used in this Prospectus and in the Statement of Additional Information, the phrase "majority vote" of a Portfolio (or of the Fund, as appropriate) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund).

SHAREHOLDER SERVICE, DIVIDEND DISBURSING AND TRANSFER AGENT

    FBL serves as the Fund's Shareholder Service, Dividend Disbursing and Transfer Agent for a separate fee. FBL in turn has contracted with DST Systems, Inc., an unrelated party, to perform certain services incidental to the maintenance of shareholder accounts for a portion of the fee.

ACCOUNTING SERVICES

    The Fund has entered into an accounting services agreement with FBL pursuant to which FBL performs accounting services for the Fund. In addition, the agreement provides that FBL shall calculate the Fund's net asset value in accordance with the Fund's prospectus and prepare for Fund approval and use various tax returns and other reports. For such services, each Portfolio pays FBL an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000.

DISTRIBUTOR


    FBL Investment Advisory Services, Inc. (the "Distributor") also serves as distributor and principal underwriter for the Fund pursuant to a distribution agreement dated December 1, 1987, as amended December 1, 1997. Since the distribution agreement provides for payment by the Fund of fees that are used by the Distributor to pay for distribution services, the agreement, along with the related dealer agreements (collectively, the "Plan"), is approved and reviewed in accordance with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. Since the Plan applies to all Portfolios, the fees paid by one portfolio may be used to finance distribution of the shares of another portfolio and the distribution fee payable to the Distributor is allocated among the Portfolios based on relative net asset size. The Distributor bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions and the preparation and distribution of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. For its services under the distribution agreement, the Fund pays the Distributor a fee, payable monthly, at the annual rate of .50% of average daily net assets of the Traditional Shares of the Fund. This fee is accrued daily as an expense of the Fund. The Distributor compensates firms for sales of Portfolio shares at a commission rate of up to 4.5%. The Distributor may from time to time pay additional commissions, service fees or promotional incentives to firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms who sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. The Distributor receives any contingent deferred sales charges. See "How to Redeem Shares." Firms to which service fees and commissions may be paid include affiliated broker-dealers.

    As a result of the commissions and other payments made by the Distributor, the expenses incurred by the Distributor during the early years of the Plan, which may include interest and overhead expenses, will exceed the fees received by the Distributor under the Plan; however, it is possible that, during the later years of the Plan, the fees paid by the Fund to the Distributor under the Plan may exceed the Distributor's expenses. If the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse the Distributor for its expenses incurred.

    During the fiscal year ended July 31, 1997, a total of $880,476 was paid pursuant to the Plan. Of this amount, $263,672 was paid to FBL Marketing Services, Inc., the principal dealer for Fund shares, and the balance was retained by the Distributor. FBL Marketing Services, Inc. is an affiliate of the Distributor.

    The Distributor provides information and administrative services for Fund shareholders of Traditional Shares pursuant to an administrative services agreement ("Administrative Agreement"). For such services, the Fund pays the Distributor a fee, payable monthly, at an annual rate of .25% of average daily net assets of the Traditional Shares of the Fund. The Distributor may enter into related agreements with various financial services firms, such as broker-dealer firms or banks ("firms"), to provide services and facilities for their customers or clients who are shareholders of the Fund. The services and assistance that may be provided by the Distributor or such firms may include, but are not limited to, assisting in the establishment and maintenance of shareholder accounts and records, furnishing information as to the status of shareholder accounts, processing shareholder service requests, forwarding purchase and redemption requests, responding to telephone inquiries, assisting shareholders with tax information and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. The Distributor pays each firm a service fee, payable monthly, at the annual rate of
 .15 of 1% on assets attributable to the firm that have been maintained and serviced in Fund accounts.

--------------------------------------------------------------------------------
                                                                      APPENDIX A
                                                                   -------------

                            MONEY MARKET INSTRUMENTS

    The Money Market Portfolio invests in money market instruments maturing in thirteen months or less from the time of investment, including the instruments described below. In addition, the other Portfolios, subject to their respective investment objectives, may invest in certain money market instruments.

    U.S. GOVERNMENT SECURITIES: Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

    U.S. GOVERNMENT AGENCY OR INSTRUMENTALITY SECURITIES: Debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although these securities are not direct obligations of the U.S. Government, some are supported by the full faith and credit of the U.S. Treasury; others are supported only by the limited right of the issuer to borrow from the U.S. Treasury; and others depend solely upon the credit of the agency or instrumentality and not the U.S. Treasury.

    OBLIGATIONS OF BANKS OR SAVINGS INSTITUTIONS: Certificates of deposit, bankers' acceptances and other short-term debt obligations of commercial banks or savings and loan associations. None of the Portfolios will invest in any instruments issued by a commercial bank unless it has total assets of at least $100 million and has its deposits insured by the Federal Deposit Insurance Corporation ("FDIC"). Similarly, the Portfolios will not invest in any instrument issued by a savings and loan association unless it has total assets of at least $100 million, has been issued a charter by the Office of Thrift Supervision ("OTS") or was formerly a member of the Federal Home Loan Bank System and is now subject to regulation by the OTS, and is insured by the FDIC. However, the Portfolios may invest in an obligation of a bank or savings and loan association with assets of less than $100 million if the principal amount of such obligation is fully covered by FDIC insurance. The limit of such coverage is currently $100,000.

    COMMERCIAL PAPER: Short-term unsecured promissory notes issued by corporations, primarily to finance short-term credit needs. The Portfolio will only invest in U.S. dollar-denominated instruments which the Board of Directors determines present minimal credit risks and which, at the time of acquisition, generally are either:

    1. rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"); or

    2. rated in one of the two highest rating categories by only one NRSRO if that NRSRO is the only NRSRO that has rated the instrument or issuer; or

    3. in the case of an unrated instrument, determined by the Board of Directors to be of comparable quality to either of the above; or

    4. issued by an issuer that has received a rating of the type described in 1 or 2 above on other securities that are comparable in priority and security to the instrument.

    In addition, the Fund will invest in commercial paper issued by major corporations in reliance on the so-called "private placement" exemption from registration by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper") subject to the above noted requirements with respect to ratings. Section 4(2)
paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund, who agree that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Fund's investment adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, the paper will be treated as illiquid unless, pursuant to procedures approved by the Board of Directors, a particular investment in
Section 4(2) paper is determined to be liquid. The investment adviser monitors the liquidity of the Fund's investments in Section 4(2) paper on a continuing basis.

    OTHER CORPORATE DEBT SECURITIES: Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which were not issued as short-term obligations but which have thirteen months or less remaining until maturity. The Portfolio will only invest in such obligations if the Board of Directors determines that they present minimal credit risk and are, at the time of acquisition, rated AA/Aa or better by Standard & Poor's or Moody's and:

    1. determined by the Board of Directors to be of comparable quality to either 1 or 2 above; or

    2. issued by an issuer that has received a rating of the type described in 1 or 2 above on other short-term securities that are comparable in priority and security to the obligation.

    REPURCHASE AGREEMENTS: See "Description of Certain Investment Techniques--Repurchase Agreements."

    FLOATING AND VARIABLE RATE SECURITIES: The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that float continuously or periodically according to formulas intended to minimize fluctuation in the value of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, a specified market rate such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed rate obligations. Some Variable Rate Securities have a demand feature ("Variable Rate Demand Securities") entitling the purchaser to resell the securities at an amount approximately equal to the principal amount thereof plus accrued interest. As in the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some specified market rate intended to minimize fluctuation in the value of the instruments. Some of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Portfolio determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

--------------------------------------------------------------------------------
                                                                      APPENDIX B
                                                                   -------------

                   COMPOSITION OF BOND PORTFOLIOS BY QUALITY

    The tables below reflect the average composition by quality rating of the investment securities of the High Yield Bond Portfolio and the High Grade Bond Portfolio for the fiscal year ended July 31, 1997. Percentages are weighted averages based upon the portfolio composition at the end of each month during the year. The percentage of total assets represented by bonds rated by Moody's and Standard & Poor's ("S&P") is shown. The percentage of total assets represented by unrated bonds is also shown. Although not specifically rated by Moody's or Standard & Poor's, U.S. Government securities are reflected as Aaa and AAA (highest quality) for purposes of these tables. The category noted as "Cash and Other Assets" includes all assets other than the rated and unrated bonds reflected in the table including, without limitation, equity securities, preferred stocks, money market instruments, repurchase agreements and cash.

    The allocations reflected in the tables do not necessarily reflect the view of the investment adviser as to the quality of the bonds in the Portfolios on the date shown; and they are not necessarily representative of the composition of the Portfolios at other times. The composition of each Portfolio will change over time.

                           HIGH YIELD BOND PORTFOLIO
                      COMPOSITION OF PORTFOLIO BY QUALITY

                       PERCENTAGE OF                         PERCENTAGE OF
  MOODY'S RATING       PORTFOLIO BY                           PORTFOLIO BY     GENERAL DEFINITION OF
     CATEGORY         MOODY'S RATINGS   S&P RATING CATEGORY   S&P RATINGS              BOND
-------------------  -----------------  -------------------  --------------  -------------------------
A..................          12.11%     A..................        17.96%    Upper medium grade
Baa................          16.01      BBB................        13.61     Medium grade
Ba.................          26.53      BB.................        25.67     Lower medium grade
B..................          35.86      B..................        34.81     Speculative
Caa................           1.54      CCC................                  More speculative
Ca.................           0.19      D..................         0.19     Highly speculative
Not Rated..........           1.73      Not Rated..........         1.73     Not rated by Moody's or
                                                                              S&P
Cash and Other                          Cash and Other
 Assets............           6.03      Assets.............         6.03
                     -----------------                       --------------
                            100.00%                               100.00%

                           HIGH GRADE BOND PORTFOLIO
                      COMPOSITION OF PORTFOLIO BY QUALITY

                       PERCENTAGE OF                         PERCENTAGE OF
  MOODY'S RATING       PORTFOLIO BY                           PORTFOLIO BY     GENERAL DEFINITION OF
     CATEGORY         MOODY'S RATINGS   S&P RATING CATEGORY   S&P RATINGS              BOND
-------------------  -----------------  -------------------  --------------  -------------------------
Aaa................          25.07%     AAA................        25.07%    Highest quality
Aa.................           3.60      AA.................         8.67     High quality
A..................          36.48      A..................        35.40     Upper medium grade
Baa................          21.49      BBB................        18.32     Medium grade
Ba.................           4.14      BB.................         3.32     Lower medium grade
Not rated..........           1.48      Not rated..........         1.48     Not rated by Moody's or
                                                                              S&P
Cash and Other                          Cash and Other
 Assets............           7.74      Assets.............         7.74
                     -----------------                       --------------
                            100.00%                               100.00%

    The description of each bond quality category set forth in the tables above is intended to be a general guide and not a definitive statement as to how Moody's and Standard & Poor's define such rating category. A more complete description of the rating categories is set forth under "Appendix C-- Description of Corporate Bond Ratings." The ratings of Moody's and Standard & Poor's represent their opinions as to the capacity to pay interest and principal of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and do not evaluate market value risk. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced. Neither event would require a Portfolio to eliminate the obligation from its portfolio. An issue may be unrated simply because the issuer chose not to have it rated, and not necessarily because it is of lower quality. Unrated issues may be less marketable.

--------------------------------------------------------------------------------
                                                                      APPENDIX C
                                                                   -------------

                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

  Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be anticipated are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

    A: Bonds that are rated A possess many favorable investment attributes and may be considered as upper medium-grade obligations. This rating indicates an extremely strong capacity to pay principal and interest which is considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds rated B generally lack characteristics of a desirable investment.
       Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

STANDARD & POOR'S CORPORATION

  AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

   AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

    A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category, than for bonds in the A category.

BB-B-CCC-CC:   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

       Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   NR: Not rated by the indicated rating agency.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

   P-1: The rating P-1 is the highest commercial paper rating assigned by Moody's and indicates that, in Moody's opinion, the issuer or supporting institution has a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries, (2) high rates of return on funds employed,
        (3) conservative capitalization structures with moderate reliance on debt and ample asset protection, (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

   P-2: The rating P-2 indicates that, in Moody's opinion, the issuer or supporting institution has a strong ability for repayment of senior short-term debt obligations. Strong ability for repayment will normally be evidenced by many of the characteristics listed under the description of "P-1." Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

   A-1: This designation indicates that the degree of safety regarding timely payment of debt having an original maturity of no more than 365 days is either overwhelming or very strong.

   A-2: This designation indicates that capacity for timely payment of debt having an original maturity of no more than 365 days is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

APPLICATION FOR SHARES -- TRADITIONAL

                                                        [LOGO]

                                                           FBL SERIES FUND, INC.
Please Complete and Mail to:
FBL Series Fund, Inc.
3820 109th Street
Des Moines, Iowa 50391-7003

If you have any questions, please call toll-free at 1-800-422-3175 (in Iowa) or 1-800-247-4170 (National).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DESIGNATE TYPE OF ACCOUNT & OWNER NAME(S)
/ / INDIVIDUAL OR JOINT ACCOUNT*
--------------------------------------------------------------
Owner's Name
------------------------------------------------------------------------------
Joint Owner's Name

*Joint tenants with Right of Survivorship. The Fund does not accept accounts registered tenants-in-common.

/ / CUSTODIAL ACCOUNT
   Uniform Gift or Transfer to Minors Act
------------------------------------------------------------------------------
Custodian's Name
------------------------------------------------------------------------------
Minor's Name
/ / TRUST, CORPORATION OF OTHER ENTITY ACCOUNT
------------------------------------------------------------------------------
Name of Trust, Corporation or Other Entity
------------------------------------------------------------------------------
Trustee(s') Name or Type of Entity
------------------------------------------------------------------------------
Date of Trust Agreement
PROVIDE YOUR TAX IDENTIFICATION NUMBER
------------------------------------------------------------------------------
Social Security or Tax ID Number
(Use minor's Social Security number for gifts/transfers to minors)
------------------------------------------------------------------------------
Joint Owner's or Custodian's Social Security or Tax ID Number
PROVIDE YOUR ADDRESS
------------------------------------------------------------------------------
Street or PO Box
------------------------------------------------------------------------------

------------------------------------------------------------------------------
City, State, Zip Code
PROVIDE YOUR DATE(S) OF BIRTH
--------------------------------------------------------------
PROVIDE YOUR FARM BUREAU MEMBERSHIP NUMBER
--------------------------------------------------------------
-------------------------------------------------------------------
PORTFOLIO SELECTION*
Minimum Initial Investment $250 per Portfolio
    ______ Value Growth                                         $ ______________
    ______ High Grade Bond                                      $ ______________
    ______ High Yield Bond                                      $ ______________
    ______ Managed                                              $ ______________
    ______ Money Market                                         $ ______________
    ______ Blue Chip                                            $ ______________
*If no Portfolio is designated, the Money Market Portfolio will be selected.

TO REINVEST YOUR DISTRIBUTIONS
Your dividends and capital gains will be reinvested unless you indicate otherwise. (No cash payment will be made for dividends in an amount less than $10.)

    / / Cash Dividends        / / Cash Capital Gains
-------------------------------------------------------------------

SPECIAL SHAREHOLDER PRIVILEGES
Exchange Between Funds*     / / Yes    / / No

I authorize exchanges between Portfolios upon instruction from any person by telephone. If neither box is checked, the telephone exchange privilege will be provided. Shares held in certificated form may not be exchanged.

/ / Please send information on the Automatic Investment Plan

*Subject to a $5.00 exchange fee.
--------------------------------------------------------------------------------

TAX QUALIFIED PLANS ONLY

A qualified application must be submitted in addition to this form.


    / / SIMPLE              / / IRA    / / Education IRA



    / / Tax Deferred 403(b)   / / SEP      (available January 1, 1998)



    / / Qualified Pension and            / / Roth IRA



      Profit Sharing                     (available January 1, 1998)


DESIGNATED BENEFICIARY

(required with tax qualified plans)

------------------------------------------------------------------------------
Primary Beneficiary

------------------------------------------------------------------------------
Social Security Number                                    Date of Birth

------------------------------------------------------------------------------
Contingent Beneficiary

------------------------------------------------------------------------------
Social Security Number                                    Date of Birth

------------------------------------------------------------------------------
Contingent Beneficiary

------------------------------------------------------------------------------
Social Security Number                                    Date of Birth

------------------------------------------------------------------------------
Spousal Consent of Non-Spouse Beneficiary
--------------------------------------------------------------------------------

SIGNATURES
I certify that I have received, read and agree to the terms of the prospectus for FBL Series Fund, Inc. I have the authority and legal capacity to purchase mutual fund shares, am of legal age in my state and believe each investment is suitable for me. Under penalties of perjury, I certify that the number shown on this form is a true and correct social security or tax identification number and, to the best of my knowledge, I am not subject to backup withholding.

------------------------------------------------------------------------------
Signature of Applicant

------------------------------------------------------------------------------
Signature of Joint Applicant

------------------------------------------------------------------------------
Rep's Signature                                                  Number

------------------------------------------------------------------------------
Date

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This Application must be accompanied or preceded by a current prospectus.
                         (Please Complete Reverse Side)


737-018AT (12/97)

             Distributed by FBL Investment Advisory Services, Inc.

                          CONFIDENTIAL CUSTOMER RECORD
___________________________________           __________________________________
                 Name of
Customer                                                    Date

These questions are for the purpose of determining the suitability of a Fund investment for you and are asked pursuant to rules established by the Securites and Exchange Commission. Furnishing the answers is voluntary on your part; however, the information will be treated confidentially and is intended to assist in determining an appropriate recommendation.
/ / Registered representative of broker/dealer _________________________________ / / I elect not to provide the information below.
 1. SEX: / / MALE / / FEMALE
 2. DATE OF BIRTH: _________________________________________________
 3. DEPENDENT CHILDREN: Number _______ Age of youngest _______ Age of oldest
_______
 4. PRINCIPAL OCCUPATION: ______________________________________________________
 5. NAME AND ADDRESS OF EMPLOYER: ______________________________________________
                                  ______________________________________________

 6. ANNUAL INCOME:/ / Less than $10,000 / / $10,000 to $25,000
                / / $25,000 to $50,000 / / $50,000 to $100,000 / / $100,000 or
over


 7. NET WORTH: / / Less than $25,000 / / $25,000 to $50,000 / / $50,000 to
$100,000 / / $100,000 or over


 8. SAVINGS: / / Less than $5,000 / / $5,000 to $10,000 / / $10,000 to $25,000
/ / $25,000 or over


 9. OTHER ASSETS:


    Amount / / Less than $10,000 / / $10,000 to $50,000 / / $50,000 to $100,000
    / / $100,000 or over


    Description ________________________________________________________________

    ____________________________________________________________________________
    ____________________________________________________________________________

10. INVESTMENT OBJECTIVE:/ / Growth of income and capital  / / Current income


                         / / Long-term capital appreciation / / Liquidity and stability of principal


                         / / Other (Specify) ___________________________________


11. VOLATILITY TOLERANCE:/ / Low  / / Medium  / / High


12. INSURANCE ON LIFE OF CUSTOMER: / / Less than $25,000 / / $25,000 to $50,000

                                   / / $50,000 to $100,000 / / $100,000 or over

13. OTHER INFORMATION CONSIDERED IN MAKING AN INVESTMENT RECOMMENDATION:

    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

    _________________________________          _________________________________
                Signature of
    Customer                                         Signature of Representative

    INVESTMENT ADVISER, DISTRIBUTOR,          CUSTODIAN
    SHAREHOLDER SERVICE, DIVIDEND             Bankers Trust Company
    DISBURSING AND TRANSFER AGENT             Global Assets -- Insurance Group
    FBL Investment Advisory Services, Inc.    16 Wall Street
    5400 University Avenue                    New York, New York 10005
    West Des Moines, Iowa 50266

  LEGAL COUNSEL                               INDEPENDENT AUDITORS
  Vedder, Price, Kaufman & Kammholz           Ernst & Young LLP
  Suite 2600                                  Suite 3400
  222 North LaSalle Street                    801 Grand Avenue
  Chicago, Illinois 60601                     Des Moines, Iowa 50309

                                              ----------------------------
                                                 Farm Bureau Mutual Funds

                                            FBL Series Fund, Inc.
[LOGO]
                                             PROSPECTUS
                                             DECEMBER 1, 1997
                                             INVESTMENT MANAGER AND
                                             PRINCIPAL UNDERWRITER
                                             FBL INVESTMENT ADVISORY
                                             SERVICES, INC.

                                             5400 UNIVERSITY AVENUE
                                             WEST DES MOINES, IA 50266
                                               1-800-247-4170 (OUTSIDE IOWA)
                                               1-800-422-3175 (IN IOWA)
                                                     225-5586 (DES MOINES)

FARM BUREAU MUTUAL FUNDS
5400 UNIVERSITY AVENUE          [LOGO]
WEST DES MOINES, IOWA 50266     [LOGO]              [LOGO]


    737-018(12/97)

                                     PART B
                            FARM BUREAU MUTUAL FUNDS
                             FBL SERIES FUND, INC.
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                 (515) 225-5586

                      STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 1997

    FBL Series Fund, Inc. (the "Fund") is an open-end, diversified management investment company that consists of six Portfolios: the Value Growth Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio. Each Portfolio has distinct investment objectives and policies and each is in effect a separate fund issuing its own shares.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated December 1, 1997. A copy of the Prospectus may be obtained without charge by writing or calling the Fund at the address and telephone number shown above.

                               TABLE OF CONTENTS


                                                                                                              PAGE
                                                                                                            ---------
INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES............................................................        B-1
  Loans of Portfolio Securities...........................................................................        B-1
  Covered Call Options....................................................................................        B-1
  Ginnie Mae Certificates.................................................................................        B-2
INVESTMENT RESTRICTIONS...................................................................................        B-3
  Fundamental Policies....................................................................................        B-3
  Non-Fundamental (Operating) Policies....................................................................        B-5
OFFICERS AND DIRECTORS....................................................................................        B-5
INVESTMENT ADVISER........................................................................................        B-9
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..........................................................       B-11
UNDERWRITING AND DISTRIBUTION EXPENSES....................................................................       B-12
PURCHASES AND REDEMPTIONS.................................................................................       B-13
NET ASSET VALUE...........................................................................................       B-14
  Money Market Portfolio..................................................................................       B-14
  Other Portfolios........................................................................................       B-14
TAXES.....................................................................................................       B-15
DIVIDENDS AND DISTRIBUTIONS...............................................................................       B-16
  Money Market Portfolio..................................................................................       B-16
PERFORMANCE INFORMATION...................................................................................       B-16
SHAREHOLDER VOTING RIGHTS.................................................................................       B-21
RETIREMENT PLANS..........................................................................................       B-21
  Self-Employed Individual Retirement Plans...............................................................       B-21
  Individual Retirement Accounts..........................................................................       B-21
  SIMPLE Retirement Plans.................................................................................       B-22
  Tax-Sheltered 403(b) Plans..............................................................................       B-22
  Corporate Pension and Profit Sharing Plans..............................................................       B-22
  Public Employer Deferred Compensation Plans.............................................................       B-22
  General.................................................................................................       B-22
OTHER INFORMATION.........................................................................................       B-23
  Principal Holders of Securities.........................................................................       B-23
  Custodian...............................................................................................       B-23
  Independent Auditors....................................................................................       B-23
  Accounting Services.....................................................................................       B-23
  Shareholder Service, Dividend Disbursing and Transfer Agent.............................................       B-23
  Legal Matters...........................................................................................       B-23
FINANCIAL STATEMENTS......................................................................................       B-24

                 INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

    The investment objectives and policies of each of the Fund's six Portfolios are set forth in the Prospectus under the heading "Investment Objectives and Policies of the Portfolios." A description of certain investment strategies and techniques applicable to some or all of the Portfolios is set forth in the Prospectus under the heading "Description of Certain Investment Techniques." A description of the money market instruments in which the Money Market Portfolio may invest is contained in Appendix A to the Prospectus. A description of the corporate bond and commercial paper ratings of Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") is contained in the Prospectus.

    The following is intended to augment the explanation in the Prospectus of certain investment strategies and techniques applicable to one or more of the Portfolios.

LOANS OF PORTFOLIO SECURITIES

    Each Portfolio may from time to time lend securities (but not in excess of 20% of its assets) from its portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and
(iii) the Adviser (under the review of the Board of Directors) has reviewed the creditworthiness of the borrower and found such creditworthiness satisfactory. The collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.

    The Portfolio will retain all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Portfolio may pay reasonable administrative, custodial and finders' fees to persons unaffiliated with the Fund in connection with the arranging of such loans. Unless certain requirements contained in the Internal Revenue Code are satisfied, the dividends, interest and other distributions received by the Portfolio on loaned securities may not be treated for tax purposes as qualified income for the purposes of the 90% test discussed under "Taxes." Each Portfolio intends to loan portfolio securities only to the extent that such activity does not jeopardize the Portfolio's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

COVERED CALL OPTIONS

    Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on its portfolio securities in seeking to enhance investment performance. A call option is a short-term contract, ordinarily having a duration of nine months or less, which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option period. An option is "covered" if the writer owns the optioned security.

    A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will forego the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss if the price of the security declines, and the premium is intended to offset any such loss in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer and that in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

    A Portfolio may write covered call options on debt securities that are traded over-the-counter. When a Portfolio writes an over-the-counter option, there is no assurance that the Portfolio will be able to enter into a closing purchase transaction. It may not always be possible for the Portfolio to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Portfolio previously had written. Although the Portfolio may choose to purchase an option from a different dealer, the Portfolio would then be subject to the additional credit risk of such dealer. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise.

GINNIE MAE CERTIFICATES

    The High Grade Bond Portfolio, High Yield Bond Portfolio and Managed Portfolio may each invest in Ginnie Mae certificates ("Ginnie Maes"). Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in pools of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration. Scheduled payments of principal and interest are made to the registered holders of the Ginnie Maes. The Government National Mortgage Association ("GNMA") guarantees the timely payment of monthly installments of principal and interest on Ginnie Maes at the time such payments are due, whether or not such amounts are collected on the underlying mortgages by the issuer of the Ginnie Maes. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these Ginnie Maes, and an assistant attorney general of the United States has rendered an opinion that this guarantee by GNMA is a general obligation of the United States backed by its full faith and credit.

    The Ginnie Maes in which these Portfolios may invest are of the "modified pass-through" type, which means that GNMA guarantees the timely payment of principal and interest installments (whether or not the amounts are collected by the issuer of the Ginnie Maes). Under the other general type of Ginnie Maes, referred to as "straight pass-through" Ginnie Maes, the payment of principal and interest on a timely basis is not guaranteed.

    The average life of Ginnie Maes varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. Due to the guarantee of Ginnie Maes by GNMA, foreclosures impose no risk to the principal invested.

    The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of Ginnie Maes is approximately 12 years. For this reason, it is standard practice to treat Ginnie Maes as 30-year mortgage-backed securities that prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

    The coupon rate of interest on Ginnie Maes is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average-life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestments of prepayments at such times will be at lower rates, which would lower the return of the Portfolios. The actual yield of each Ginnie Mae is influenced by the prepayment experience of the mortgage pool underlying the certificates and may differ from the yield based on the assumed average life. Interest on Ginnie Maes is paid monthly rather than semi-annually as for traditional bonds.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

    In seeking to achieve its investment objective(s), each Portfolio has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of each Portfolio affected. As used in this Statement of Additional Information and in the Prospectus, the phrase "majority vote" of a Portfolio (or the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund). A change in policy by only one Portfolio may be effected by a majority vote of the outstanding shares of that Portfolio.

    Except as noted below, each Portfolio may not:

    1. As to 75% of the value of each Portfolio's total assets (except 100% for the Money Market Portfolio), purchase securities of any issuer (other than U.S. Government securities or government agency securities) if, as a result, more than 5% of the value of the Portfolio's assets (taken at value at the time of investment) would be invested in securities of that issuer.

    2. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stocks of an issuer are considered as one class.)

    3. Concentrate its investments in any one industry; however, it may invest up to 25% of the value of its assets in any one industry. This restriction does not apply to U.S. Government securities or government agency securities (or, with respect to the Money Market Portfolio, obligations of banks or savings institutions), or to instruments, such as repurchase agreements, secured by these instruments.

    4. Purchase securities of other investment companies except by purchase in the open market involving only customary brokers' commissions (and in no event to the extent of more than 5% of the value of the Portfolio's total assets), or as part of a merger, consolidation or acquisition of assets.

    5. Purchase or sell (although it may purchase securities of issuers which invest or deal in) interests in oil, gas or other mineral exploration or development programs, real estate, commodities or commodity contracts.

    6. Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same condition.

    7. Purchase or retain the securities of any issuer if any of the officers or directors of the Fund or of its investment adviser own individually more than one-half of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

    8. Issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to (9) below.

    9. Borrow money, except from banks for temporary or emergency purposes, and in no event in excess of 5% of its total net assets, or pledge or mortgage more than 15% of its gross assets.

    10. Underwrite securities issued by others, except that it may be deemed to be a statutory underwriter in the sale of any so-called restricted securities which require registration under the Securities Act of 1933. In this connection, the Money Market Portfolio or the Blue Chip Portfolio will not invest more than 10% of the value of its total assets in securities that are subject to legal or contractual restrictions on resale, or are not readily marketable.

    11. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other investment company and client accounts managed by the Fund's investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution, or to obtain securities on more favorable terms).

    12. Alone, or together with any other Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

    13. Lend money or securities, except as provided in (14) below (the making of demand deposits with banks, and the purchase of securities such as bonds, debentures, commercial paper and short-term obligations in accordance with the Portfolio's investment objectives and policies, shall not be considered the making of a loan). In addition, each Portfolio may not invest more than 10% of its total assets (taken at market value at the time of each purchase) in repurchase agreements maturing in more than seven days.

    14. Lend its portfolio securities in excess of 20% of its net assets.

    15. Invest in foreign securities, except as follows: the Value Growth and Managed Portfolios may each invest up to 25% of its net assets in foreign equity and debt securities traded on U.S. exchanges and payable in U.S. dollars, and the High Grade Bond and High Yield Bond Portfolios may each invest up to 25% of its net assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars.

    16. Write, purchase or sell puts, calls or combinations thereof, other than writing covered call options.

    17. Invest more than 5% of the value of its total assets in securities of companies which have a record of less than three years continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the Fund has come into existence as a result of a merger, consolidation or reorganization or the purchase of substantially all of the assets of such predecessor.

NON-FUNDAMENTAL (OPERATING) POLICIES

    The following are non-fundamental (operating) policies approved by the Board of Directors. Such policies may be changed by the Board of Directors without approval of the Shareholders.

    The Value Growth, High Grade Bond, High Yield Bond and Managed Portfolios shall not:

    (a) invest more than 15% of its total net assets in illiquid securities.

    The Value Growth Portfolio shall not:

    (b) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio at any time in units or attached to securities are not subject to this restriction.

    The term "government agency securities" for purposes of investment restriction 3 has the same meaning as that set forth in Appendix A to the Prospectus. The term "commodities or commodity contracts" as used in investment restriction 5 includes futures contracts.

    If a percentage increase is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                             OFFICERS AND DIRECTORS

    The officers and directors of the Fund, their age and their principal occupations for the past five years are set forth below, though corporate positions may, in some instances, have changed during this period. The address of the officers of the Fund is 5400 University Avenue, West Des Moines, Iowa 50266. The directors listed with an asterisk are "interested persons" of the Fund as defined in the Investment Company Act of 1940.

EDWARD M. WIEDERSTEIN*, PRESIDENT AND DIRECTOR (49)

    Farmer; Chairman and Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation, Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc., Farm Bureau Mutual Insurance Company and other affiliates of the foregoing; Director, Western Ag Insurance Agency, Inc., Western Farm Bureau Life Insurance Company, Western Agricultural Insurance Company, American Agricultural Insurance Company and Multi-Pig Corporation.

RICHARD D. HARRIS*, SENIOR VICE PRESIDENT, SECRETARY-TREASURER AND DIRECTOR (53)

    Senior Vice President, Secretary-Treasurer and Director, FBL Financial Group, Inc., Senior Vice President and Secretary-Treasurer, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation; Senior Vice

    President and Assistant Secretary-Treasurer, South Dakota Farm Bureau Mutual Insurance Company; Vice President and Treasurer, Farm Bureau Management Corporation; Former Director, Public Policy Division, Iowa Farm Bureau Federation; Director, Iowa FFA Foundation and Iowa Make-A-Wish Foundation.

THOMAS R. GIBSON, CHIEF EXECUTIVE OFFICER (53)

    Chief Executive Officer and Director, FBL Financial Group, Inc. FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.; Chief Executive Officer, Farm Bureau Life Insurance Company, Western Farm Bureau Life Insurance Company, Farm Bureau Mutual Insurance Company and other affiliates of the foregoing.

STEPHEN M. MORAIN, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND ASSISTANT SECRETARY (52)


    General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President, General Counsel and Director, FBL Financial Group, Inc., FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.; Senior Vice President and General Counsel, Farm Bureau Life Insurance Company, Western Farm Bureau Life Insurance Company and other affiliates of the foregoing; Director, Computer Aided Design Software, Inc. and Iowa Business Development Finance Corporation; Chairman, Edge Technologies, Inc.


TIMOTHY J. HOFFMAN, VICE PRESIDENT (47)

    Chief Property/Casualty Officer, FBL Financial Group, Inc., Vice President Farm Bureau Life Insurance Company, Western Farm Bureau Life Insurance Company and other affiliates of the foregoing; Executive Vice President and General Manager, Farm Bureau Mutual Insurance Company and other affiliates of the foregoing; Vice President and Director, FBL Marketing Services, Inc. and FBL Investment Advisory Services, Inc.

WILLIAM J. ODDY, CHIEF OPERATING OFFICER (53)

    Chief Operating Officer, FBL Financial Group, Inc.; Executive Vice President and General Manager, Farm Bureau Life Insurance Company, Western Farm Bureau Life Insurance Company and other affiliates of the foregoing; Vice President, Farm Bureau Mutual Insurance Company and other affiliates of the foregoing; President, Treasurer and Director, Communications Providers, Inc.; Chief Operating Officer and Director, FBL Marketing Services, Inc.; President and Director, FBL Investment Advisory Services, Inc. and FBL Real Estate Ventures, Ltd. and RIK, Inc.; Chief Executive Officer, Western Computer Services, Inc.

RICHARD D. WARMING, CHIEF INVESTMENT OFFICER (64)

    Chief Investment Officer and Assistant Treasurer, FBL Financial Group, Inc., Farm Bureau Life Insurance Company, Western Farm Bureau Life Insurance Company and other affiliates of the foregoing; President and Director, FBL Leasing Services, Inc., Chief Investment Officer and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.; Vice President, Secretary and Director, RIK, Inc; Secretary and Director, FBL Real Estate Ventures, Ltd.

JAMES W. NOYCE, VICE PRESIDENT, CHIEF FINANCIAL OFFICER (41)

    Chief Financial Officer, FBL Financial Group, Inc., Farm Bureau Life Insurance Company, Western Farm Bureau Life Insurance Company and other affiliates of the foregoing; Vice President, Treasurer and Director; FBL Leasing Services, Inc. and RIK, Inc.; Chief Financial Officer, Treasurer and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.; Treasurer and Director, FBL Real Estate Ventures, Ltd.

DENNIS M. MARKER, INVESTMENT VICE PRESIDENT, ADMINISTRATION AND ASSISTANT SECRETARY (46)

    Investment Vice President, Administration, FBL Financial Group, Inc. and Farm Bureau Life Insurance Company; Vice President and Director, FBL Leasing Services, Inc.; Investment Vice President, Administration, Secretary and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

SUE A. CORNICK, MARKET CONDUCT AND MUTUAL FUNDS VICE PRESIDENT AND ASSISTANT SECRETARY (37)

    Market Conduct and Mutual Funds Vice President and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.


KRISTI ROJOHN, ASSISTANT SECRETARY (34)



    Assistant Mutual Funds Manager and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.


ELAINE A. FOLLOWWILL, ASSISTANT SECRETARY (27)

    Compliance Assistant and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

DONALD G. BARTLING, DIRECTOR (70)

    Box 104
    Herman, Nebraska 68029


    Farmer; Partner, Bartling Brothers Partnership (farming business); Director, Papio Missouri River Natural Resources District.

JOHN R. GRAHAM*, DIRECTOR (52)

    1512 Country Club Place
    Manhattan, Kansas 66502


    Executive Vice President, Kansas Farm Bureau, Kansas Farm Bureau Services, Kansas Agricultural Marketing Association, FB Services Insurance Agency, Kansas Farm Bureau Life Insurance Company, The Farm Bureau Mutual Insurance Company, Inc., Kansas Farm Bureau Reinsurance Company, Inc. and KFB Insurance Company, Inc.; Chairman, Chief Executive Officer and Director, FB Capital Management, Inc. of Kansas; Director, National Association of Independent Insurers, Didde

    Corporation, and Farm Bureau Mutual Insurance Agency of Kansas; Partner, Arthur-Graham Rental Properties, CM Brass and G&H Real Estate Investments; Trustee, Master Teacher Employee Benefit Pension Trust.

ERWIN H. JOHNSON, DIRECTOR (54)

    1841 March Avenue
    Charles City, Iowa 50616


    Farmer; Owner and Manager, Center View Farms Co.; Director, First Security Bank and Trust Co., Charles City, Iowa; Farm Associate, Iowa State University Cooperative Extension Service; Voting Delegate, former President and Director, Floyd County Farm Bureau; Financial and Farm Management Consultant; Iowa State University Overseas Projects.

KENNETH KAY, DIRECTOR (54)

    RR 2, Box 45
    Atlantic, Iowa 50022


    Farmer; Salesman, Pioneer Seed Corn; Voting Delegate, Vice President and former President, Cass County Farm Bureau; Director, First Whitney Bank and Trust; Board Member, Transportation Committee Chairman, Cass Atlantic Development Corporation.

CURTIS C. PIETZ, DIRECTOR (66)

    RR 3, Box 79
    Lakefield, Minnesota 65150


    Farmer; Director and Part Owner, Storden Seed and Chemical Service, Inc.; Director, Minnesota Rural Finance Authority; former Program Evaluator, Minnesota Department of Vocational Education; former President, Jackson County Farm Bureau; former Chairman and Director, Southwest Farm Management Association; Director, F.C.S.

    The officers and directors of the Fund also serve in similar capacities as officers and directors of FBL Money Market Fund, Inc., and as officers and trustees of FBL Variable Insurance Series Fund. Several of the officers and directors of the Fund are also officers and directors of the Adviser. The Fund pays no direct remuneration to any officer of the Fund. Each of the directors who is not affiliated with the Adviser receives a fee of $115 plus expenses for each directors' meeting attended. For the fiscal year ended July 31, 1997, directors fees paid by the Fund totalled $2,185.

    The following table sets forth the compensation received by all Directors of the Fund, for the fiscal year ended July 31, 1997. The information in the last column of the table sets forth the total compensation received by all Directors for calendar year 1996 for services as a Director of the Fund and other funds in the FBL Family.


                                 AGGREGATE      PENSION AND RETIREMENT BENEFITS  TOTAL COMPENSATION
                             COMPENSATION FROM      ACCRUED AS PART OF FUND       FROM ALL FUNDS IN
     NAME OF DIRECTOR            THE FUND                  EXPENSES                THE FBL FAMILY
---------------------------  -----------------  -------------------------------  -------------------
Donald G. Bartling               $     460                         0                  $   1,380
John R. Graham                           0                         0                        690
Richard D. Harris                        0                         0                          0
Erwin H. Johnson                       460                         0                      1,380
Ann Jorgensen (1)                      345                         0                      1,380
Kenneth Kay                            345                         0                      1,035
Eugene R. Maahs (2)                      0                         0                          0
Stephen M. Morain (3)                    0                         0                          0
Dale W. Nelson (4)                     115                         0                      1,035
Curtis C. Pietz                        460                         0                      1,350
Edward M. Wiederstein                    0                         0                          0



    As of November 10, 1997, the officers and directors as a group owned less than 1% of the then outstanding shares of the Fund.

------------------------

(1) Resigned as a Director of the Fund effective June 12, 1997.


(2) Resigned as a Director of the Fund effective August 31, 1996.


(3) Resigned as a Director of the Fund effective July 9, 1997.


(4) Resigned as a Director of the Fund effective August 15, 1996.


                               INVESTMENT ADVISER


    The following information supplements the information set forth in the Prospectus under "Management of the Fund -- Investment Adviser." Pursuant to an Investment Advisory and Management Services Agreement dated November 11, 1987 ("Agreement"), FBL Investment Advisory Services, Inc. ("FBL" or the "Adviser") acts as the Fund's investment adviser and manager subject to the review of the Fund's Board of Directors. The Adviser is a wholly-owned subsidiary of FBL Financial Services, Inc., which is a wholly-owned subsidiary of FBL Financial Group, Inc., an Iowa corporation, 66% of whose outstanding voting shares are in turn owned by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. The Adviser also acts as an investment adviser to individuals, institutions and two other mutual funds: FBL Money Market Fund, Inc. and FBL Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.


    The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from the issuers directly, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser's other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.

    Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision, and furnishes an investment program consistent with the investment objectives and policies of each Portfolio, determining for each Portfolio, what securities shall be purchased and sold and what portion of the Portfolio's assets shall be held uninvested, subject always to: (i) the provisions of the articles of incorporation, the Fund's by-laws, the Investment Company Act of 1940 and applicable requirements of the Internal Revenue Code;
(ii) the Portfolio's investment objectives, policies and restrictions; and (iii) such policies and instructions as the Board of Directors may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors (and any committees thereof) regarding the conduct of the business of the Fund. The Adviser has agreed to arrange for any of its officers or directors to serve without salary as directors, officers or agents of the Fund if duly elected to such positions.

    The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. As compensation for the Adviser's investment advisory, management and clerical services, as well as the facilities it provides and the expenses it assumes, the Agreement provides for the payment of a monthly fee as described in the Prospectus.

    The Adviser is not required to pay expenses of the Fund other than those set forth above. Each Portfolio will pay all other expenses incurred in its operation, including a portion of the Fund's general administrative expenses, allocated on the basis of the Portfolio's net asset value. Expenses that will be borne directly by the Portfolios include, but are not limited to, the following: net asset value calculations; portfolio transaction costs; interest on Fund obligations; miscellaneous reports; membership dues; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; all expenses of registering the Fund's shares under federal and state securities laws; the typesetting costs of printing Fund prospectuses and supplements thereto; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; the fees and expenses of independent public auditors, legal counsel, custodian, dividend disbursing and transfer agent; fees of directors who are not affiliated with the Adviser; insurance premiums for fidelity bond and other coverage of the Fund's operations; and such non-recurring expenses as may arise including actions, suits or proceedings affecting the Fund and the legal obligation the Fund may have to indemnify its officers and directors with respect thereto. See "Underwriting and Distribution Expenses" and "Other Information -- Accounting Services" for a description of certain other Fund expenses.


    The Agreement was approved on November 11, 1987 by a vote of the shareholders of Farm Bureau Growth Fund, Inc.(1) and on December 1, 1987 by Farm Bureau Life Insurance Company as the then sole shareholder of each of the other seven Portfolios of the Fund, and was most recently approved for continuance on August 17, 1995, by the Board of Directors, including a vote of a majority of the Directors who are not "interested persons" of either party to the Agreement. Unless earlier terminated as described below, the Agreement will remain in effect until November 30, 1997. Thereafter, the Agreement will continue in effect, with respect to a Portfolio, from year to year so long as its continuation is approved at least annually by (a) the vote of a majority of those Directors who are not parties to the Agreement or

------------------------


    (1) The Fund, which was incorporated in Maryland on August 14, 1970, was known as Farm Bureau Growth Fund, Inc. prior to the effectiveness of Articles of Amendment to its charter on December 1, 1987 which, among other things, changed its name to FBL Series Fund, Inc. and established eight Portfolios of the Fund and designated the then current assets, liabilities and shareholders of Farm Bureau Growth Fund, Inc. as the assets, liabilities and shareholders of the Growth Common Stock Portfolio (which has since been renamed Value Growth Portfolio) of FBL Series Fund, Inc. The meaning of the term "Value Growth Portfolio" as used herein includes, where appropriate, Farm Bureau Growth Fund, Inc. prior to December 1, 1987.

"interested persons" of either party to the Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the Directors or (ii) the vote of a majority of the outstanding shares of such Portfolio.

    The Agreement will be deemed to have been approved (or amended) by the shareholders of any Portfolio if a majority of the outstanding shares of that Portfolio vote for approval (or amendment) of the Agreement, notwithstanding (a) that the Agreement has not been approved (or amended) by a majority of the outstanding shares of any other Portfolio, and (b) that the Agreement has not been approved (or amended) by a vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty at any time upon 60 days' notice by either party, and will terminate automatically upon assignment.

    The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

    Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other Fund relationships.

    The investment advisory and management fee expense for the fiscal years ended July 31, 1997, 1996 and 1995 was $505,350, $404,117 and $331,615,
respectively, for the Value Growth Portfolio; $38,467, $34,843 and $31,381, respectively, for the High Grade Bond Portfolio; $45,477, $37,339 and $35,015, respectively, for the High Yield Bond Portfolio; $202,879, $148,741 and $118,526, respectively, for the Managed Portfolio; $7,912, $10,012 and $10,035, respectively, for the Money Market Portfolio; and $51,719, $30,418 and $19,647, respectively, for the Blue Chip Portfolio.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser may place a Portfolio's transactions with firms that furnish research, statistical and other services. In particular, the Adviser may direct brokerage transactions to a specific broker in return for certain data and research-oriented software. Certain affiliates of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates share the benefits of the research and other services obtained from these brokers.

    Brokerage research services, as provided in Section 28(e) of the Securities Exchange Act of 1934, include: advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and the execution of securities transactions and performance of functions incidental thereto (such as clearance and settlement).

    The Fund paid brokerage commissions during the fiscal years ended July 31, 1997, 1996 and 1995 of $306,430, $262,465 and $199,427, respectively. The
Adviser regards information that is customarily available only in return for brokerage as among the many elements to be considered in arriving at investment decisions. No specific value can be determined for most such information and services and they are deemed supplemental to the Adviser's own efforts in the performance of its duties under the investment advisory agreement. Neither the Adviser nor any of its affiliates will receive any brokerage business arising out of the portfolio transactions of the Fund.

    If, in the judgment of the Adviser, the Fund or any Portfolio will be benefited by such supplemental research services, the Fund or such Portfolio is authorized to pay greater spreads or commissions than another broker or dealer may charge for the same transaction. Accordingly, while the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available in every case. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

    The Portfolios may deal in some instances in securities that are not listed on a national securities exchange but rather are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the "third market." Where transactions are executed in the over-the-counter market or third market, the Adviser will seek to deal with primary market makers but, when necessary, will utilize the services of brokers. In all such cases, the Adviser will attempt to negotiate the best price and execution. Money market instruments are generally traded directly with the issuer. On occasion, other securities may be purchased directly from the issuer. The cost of a Portfolio's securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.

    Certain investments may be appropriate for certain of the Portfolios and for other clients advised by the Adviser. Investment decisions for the Portfolios and such other clients are made with a view to achieving their respective investment objectives and after consideration of factors such as their current holdings, availability of cash for investment and the size of their investments in general. Frequently, a particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Portfolios or other clients at the same time. In such event, such transactions will be allocated among the Portfolios or other clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. It is the opinion of the Board of Directors that the benefits available because of the Adviser's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for a Portfolio may be combined with those of other Portfolios or other clients of the Adviser in the interest of the most favorable net results to the Portfolio.

                     UNDERWRITING AND DISTRIBUTION EXPENSES


    FBL Investment Advisory Services, Inc. (the "Distributor") also serves as principal underwriter for the Fund under an Underwriting Agreement dated December 31, 1983, and as distributor of the Fund's shares under a Distribution Plan and Agreement dated December 1, 1987, as amended December 1, 1997 ("Distribution Agreement"). See "General Information--Distributor" in the Prospectus. The Distributor bears all its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, the preparation and distribution of advertising or sales literature, and bears the cost of printing and mailing prospectuses to persons other than shareholders. The Fund bears the cost of qualifying and maintaining the qualification of its shares for sale under the securities laws of the various states and the expense of registering its shares with the Securities and Exchange Commission.

    The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by the Distributor upon six months' notice. Termination by the Fund may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or a "majority of the outstanding voting securities" of the Fund as defined under the Investment Company Act of 1940. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of the Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. Shareholders vote in the aggregate and not by Portfolio with respect to the Distribution Agreement.

    For its services under the Distribution Agreement, the Fund pays the Distributor a fee, payable monthly, at the annual rate of .50% of the average daily net assets of the Traditional Shares of the Fund. The Distributor also provides information and administrative services for Fund shareholders of Traditional Shares pursuant to an administrative services agreement. For such services, the Fund pays the Distributor a fee, payable monthly, at an annual rate of .25% of average daily net assets of the Traditional Shares of the Fund.

    The Fund paid annual distribution fees to the Distributor during the fiscal years ended July 31, 1997, 1996 and 1995 of $880,476, $678,920 and $553,282,
respectively. During the fiscal year ended July 31, 1997, of the aggregate amount of distribution fees paid to the Distributor, $263,672 was paid to FBL Marketing Services, Inc., an affiliate of the Distributor, and the balance of $616,804 was retained by the Distributor. During the fiscal year ended July 31, 1997, the Distributor incurred expenses in the approximate amounts noted:
$1,315,223 for commissions paid to Dealers for Fund sales, $143,856 for management services, $21,157 for rent, $9,068 for telephone, $4,109 for postage, $3,442 for printing and office supplies, and $4,495 for furniture and equipment.

    During the fiscal years ended July 31, 1997, 1996 and 1995 the Distributor received $117,087, $155,049 and $135,141, respectively, in contingent deferred sales charges.

    The Distributor also acts as principal underwriter and sole distributor of the shares of FBL Money Market Fund, Inc. and FBL Variable Insurance Series Fund.

                           PURCHASES AND REDEMPTIONS

    The following supplements the discussion in the Prospectus under the headings "How to Buy Shares" and "How to Redeem Shares."

    Shares of each Portfolio are sold at their respective net asset value next determined after an order for purchase and payment are received in proper form.

    Shares of each Portfolio are redeemed at their respective net asset value next determined after a request for redemption is received in proper form. The Fund may suspend the right of redemption or postpone the date of payment, with respect to the shares of a Portfolio, during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for trading (other than customary weekend and holiday closing); (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of such Portfolio's securities, or determination of the net asset value of such

Portfolio, is not reasonably practicable; or (c) the Securities and Exchange Commission by order permits such suspension for the protection of Shareholders. In such event, redemption will be effected at the net asset value next determined after the suspension has been terminated unless the Shareholder has withdrawn the redemption request in writing and the request has been received by FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, prior to the day of such determination of net asset value.

                                NET ASSET VALUE

    The following supplements the discussion in the Prospectus under the heading "Net Asset Value Information."

MONEY MARKET PORTFOLIO

    The net asset value per share of the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

    The purpose of the amortized cost method of valuation is to attempt to maintain a constant net asset value per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market valuations were to occur, or if there were any other deviations which the Board of Directors believes would result in dilution or other unfair results material to Shareholders, the Board of Directors would consider what action, if any, should be initiated.

    The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a Portfolio holding higher yielding securities can be expected to increase; when yields increase, the market value of a Portfolio invested at lower yields can be expected to decline. In addition, if the Portfolio has net redemptions at a time when interest rates have increased, the Portfolio may be forced to sell portfolio securities prior to maturity at a price below the Portfolio's carrying value. Also, because the Portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire Portfolio were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

OTHER PORTFOLIOS

    The net asset value per share of each Portfolio other than the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the number of Portfolio shares then outstanding. Securities traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Money market instruments are valued at market value, except that instruments maturing in 60 days or less are valued using the amortized cost method of valuation.

    The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated specifically to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the Fund's books of account and are charged with the liabilities of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios are allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

                                     TAXES

    For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to continue to qualify to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). If a Portfolio qualifies as a regulated investment company and complies with the provisions of the Code, such Portfolio will be relieved from federal income tax on the part of its net ordinary income and net realized capital gain that it distributes to its shareholders. To qualify for treatment as a "regulated investment company," a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains that are not ancillary to the Portfolio's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities, or currencies. In addition, to qualify for treatment as a "regulated investment company," a Portfolio must derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. This rule may limit a Portfolio's ability to engage in futures and options transactions.

    A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is generally the sum of 98% of a Portfolio's net ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31. The Fund intends to declare or distribute dividends from each Portfolio during the calendar year of an amount sufficient to prevent imposition of the 4% excise tax.

    A portion of the ordinary income distributions from a Portfolio may be eligible for the "dividends received deduction" available to corporate shareholders. The aggregate amount eligible for the "dividends received deduction" may not exceed the aggregate qualifying dividends received by such Portfolio for the fiscal year. The portion of the income dividends paid during the fiscal year ended July 31, 1997 that qualified for the "dividends received deduction" available to corporate shareholders was as follows: 76% of the income dividend paid December 30, 1996 by the Value Growth Portfolio; 56%, 50%, 53% and 53% of the income dividends paid November 7, 1996, December 30, 1996, May 7, 1997 and August 7, 1997, respectively, by the Managed Portfolio; and 82% of the income dividend paid December 30, 1996 by the Blue Chip Portfolio.

    If a shareholder exchanges shares of a Portfolio for shares of another Portfolio of the Fund, the shareholder will recognize a gain or loss for federal income tax purposes measured by the difference between the value of the shares acquired and the basis of the shares exchanged. Such gain or loss will generally be a capital gain or loss and will be a long-term gain or loss if the shareholder has held his or her shares for more than one year. If a shareholder realizes a loss on the redemption of shares of a Portfolio and invests in shares of the same Portfolio within 30 days before or after the redemption, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. Any loss recognized on the disposition of shares of a Portfolio held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares.

    The discussion under "Dividends and Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

                          DIVIDENDS AND DISTRIBUTIONS

    Reference is made to the discussion in the Prospectus under the heading "Dividends and Taxes" for a more complete discussion of dividends and distributions.

MONEY MARKET PORTFOLIO

    The Portfolio declares dividends of all its daily net investment income on each day the Portfolio's net asset value per share is determined. Dividends are distributed monthly, on the last business day of each month, in full and fractional shares of the Portfolio at the then-current net asset value. Each Shareholder will receive a monthly summary of the Portfolio's activity, including information on dividends paid or reinvested.

    Net investment income, for dividend purposes, consists of (1) accrued interest income, plus or minus (2) amortized purchase discount or premium, plus or minus (3) all short-term realized gains or losses and unrealized appreciation or depreciation on portfolio assets, minus (4) all accrued expenses of the Portfolio. Expenses of the Portfolio are accrued daily. So long as the portfolio securities are valued at amortized cost, there will be no unrealized appreciation or depreciation on such securities.

                            PERFORMANCE INFORMATION

    As described in the Prospectus, a Portfolio's historical performance or return may be shown in the form of "average annual total return" and "total return" in the case of all Portfolios except the Money Market Portfolio; "yield" in the case of the High Grade Bond and High Yield Bond Portfolios; and "yield" and "effective yield" in the case of the Money Market Portfolio. These various measures of performance are described below.

    Average annual total return and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a

Portfolio over the specified period. Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period (seven-day period for the Money Market Portfolio) expressed as a percentage of the net asset value.

    A Portfolio's standardized average annual total return quotation is computed in accordance with a method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Portfolio for a specific period is determined by assuming a hypothetical $1,000 investment in the Fund's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Standardized average annual total return figures for various periods are set forth in the tables below. In addition, included in the table below are figures for the average annual total return without the deduction of the contingent deferred sales charge. Thus, the same formula as set forth above is used except that the redeemable value has not been reduced by the applicable sales charge for that period.

    Calculation of a Portfolio's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Fund's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The total return percentage is then determined by subtracting the initial investment from the value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the tables below.

    The yield for a Portfolio, other than the Money Market Portfolio, is computed in accordance with the formula set forth below, which is a standardized method prescribed by rules of the Securities and Exchange Commission. The High Grade Bond Portfolio's yield based upon the 30-day period ended July 31, 1997 was 5.07% and the High Yield Bond Portfolio's was 6.13%. A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                   [(a-b +1)(6) -1]
    Yield =    2     -------------
                          cd

      a =  dividends and interest earned during the period.

      b =  expenses accrued for the period (net of reimbursements).

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

      d =  the offering price per share on the last day of the period.

    In computing yield, the Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.

    The Money Market Portfolio's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The net investment income per share (accrued interest on portfolio securities, plus or minus amortized premium or discount, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return") and the result is divided by seven and multiplied by 365. The resulting yield figure is carried to the nearest one hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The Money Market Portfolio's yield for the seven day period ended July 31, 1997 was 3.57%.

    The Money Market Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is [(base period return +1) raised to the 365/7] -1. The Money Market Portfolio's effective yield for the seven day period ended July 31, 1997 was 3.64%.

    A Portfolio's performance quotations are based upon historical results and are not necessarily representative of future performance. The Fund's shares are sold at net asset value, and return and net asset value will fluctuate except that the Money Market Portfolio seeks to maintain a $1.00 net asset value per share. Factors affecting a Portfolio's performance include general market conditions, operating expenses and investment management. Shares of a Portfolio are redeemable at net asset value, which may be more or less than original cost. Redemptions within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 5% the first year to 0% after six years. Yield and effective yield do not include the effect of the contingent deferred sales charge. The standardized average annual total return does include the effect of the contingent deferred sales charge. Average annual total return does not, and total return may or may not include the effect of the contingent deferred sales charge that may be imposed at the end of the designated period. Performance figures not including the effect of the contingent deferred sales charge would be reduced if the charge were included. No adjustments are made for taxes payable on dividends.

    The figures below show performance information for various periods ended July 31, 1997. Because all of the Portfolios, with the exception of the Value Growth Portfolio, have been in operation only since December 1, 1987, the performance information reflects only a one hundred-sixteen month period.

                       AVERAGE ANNUAL TOTAL RETURN TABLE
                         FOR PERIOD ENDED JULY 31, 1997

                                                                                  STANDARDIZED      AVERAGE ANNUAL
                                                                                 AVERAGE ANNUAL      TOTAL RETURN
PORTFOLIO                                                                       TOTAL RETURN (1)    UNADJUSTED (2)
------------------------------------------------------------------------------  -----------------  -----------------
Value Growth
  10 years....................................................................         10.19%             10.19%
  5 years.....................................................................         14.81%             15.03%
  1 year......................................................................         16.83%             21.83%

High Grade Bond
  Life of Portfolio (3).......................................................          7.90%              7.90%
  5 years.....................................................................          6.26%              6.57%
  1 year......................................................................          4.56%              9.56%

High Yield Bond
  Life of Portfolio (3).......................................................          9.81%              9.81%
  5 years.....................................................................          8.73%              9.03%
  1 year......................................................................          8.29%             13.29%

Managed
  Life of Portfolio (3).......................................................         10.72%             10.72%
  5 years.....................................................................         12.84%             13.09%
  1 year......................................................................         12.88%             17.88%

Blue Chip
  Life of Portfolio (3).......................................................         16.84%             16.84%
  5 years.....................................................................         18.11%             18.31%
  1 year......................................................................         38.77%             43.77%

------------------------
(1) The adjusted value represents the percentage change in the ending value after the deduction of the contingent deferred sales charge.

(2) The unadjusted value represents the percentage change in the ending value without the deduction of the contingent deferred sales charge.

(3) The High Grade Bond, High Yield Bond, Managed and Blue Chip Portfolios commenced operations on December 1, 1987.

                               TOTAL RETURN TABLE
                         FOR PERIOD ENDED JULY 31, 1997

                                                                                   STANDARDIZED
                                                                                   TOTAL RETURN     TOTAL RETURN
PORTFOLIO                                                                               (1)        UNADJUSTED (2)
--------------------------------------------------------------------------------  ---------------  ---------------
Value Growth
  10 years......................................................................      163.80 %          163.80%
  5 years.......................................................................       99.44 %          101.44%
  1 year........................................................................       16.83 %           21.83%

High Grade Bond
  Life of Portfolio (3).........................................................      108.57 %          108.57%
  5 years.......................................................................       35.48 %           37.48%
  1 year........................................................................        4.56 %            9.56%

High Yield Bond
  Life of Portfolio (3).........................................................      147.18 %          147.18%
  5 years.......................................................................       51.99 %           53.99%
  1 year........................................................................        8.29 %           13.29%

Managed
  Life of Portfolio (3).........................................................      167.59 %          167.59%
  5 years.......................................................................       82.95 %           84.96%
  1 year........................................................................       12.88 %           17.88%

Blue Chip
  Life of Portfolio (3).........................................................      350.03 %          350.03%
  5 years.......................................................................      129.82 %          131.83%
  1 year........................................................................       28.77 %           43.77%

------------------------
(1) The adjusted value represents the percentage change in the ending value after the deduction of the contingent deferred sales charge.

(2) The unadjusted value represents the percentage change in the ending value without the deduction of the contingent deferred sales charge.

(3) The High Grade Bond, High Yield Bond, Managed and Blue Chip Portfolios commenced operations on December 1, 1987.

                           SHAREHOLDER VOTING RIGHTS

    All shares of the Fund have equal voting rights (except that Traditional Shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan) and may be voted in the election of Directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law and the Fund's corporate charter, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as fewer than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors shall normally continue to hold office and may appoint successor directors, provided that immediately after the appointment of any successor director, at least two-thirds of the directors have been elected by the shareholders. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all the directors. No amendment may be made to the Fund's corporate charter without the affirmative vote of a majority of the outstanding shares of the Fund.

    In matters which only affect a particular Portfolio or class, the matter shall have been effectively acted upon by a majority vote of that Portfolio or class, even though: (i) the matter has not been approved by a majority vote of any other Portfolio or class; or (ii) the matter has not been approved by a majority vote of the Fund.

                                RETIREMENT PLANS

    The Fund offers a variety of retirement investment programs whereby contributions are invested in shares of the Fund, and any dividends (and capital gain distributions, if any) are reinvested in additional full and fractional shares of the Fund. The Fund has waived the minimum investment requirement for an account opened under any of these programs and subsequent investments can be in any amount (subject to plan limitations).

SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS


    The Fund has available for self-employed individuals a form of Paired Defined Contribution Plan, Trust Agreement and related Custodial Agreement (Keogh Plan) under IRS approved prototypes. A self-employed individual has complete discretion to make his or her own fee arrangements with the custodial bank of his or her selection, instead of using the custodian named herein on the terms described under "General" below. The maximum annual amount permitted as deductible contributions is generally the lesser of 25% of earned income from self-employment or $30,000. For purposes of the 25% limit of the previous sentence, currently no more than $160,000 of earned income may be considered. The $160,000 limit is increased from time to time by the Secretary of the Treasury to take into account increases in the cost of living. For further details, including the right of appointing a successor custodian, reference is made to the Plan, Trust Agreement and Custodial Agreement available from the Fund.


INDIVIDUAL RETIREMENT ACCOUNTS

    The Fund has available Individual Retirement Accounts (IRAs) under IRS approved prototypes. A full $2,000 deduction for IRA contributions is available only to (1) taxpayers who are not active participants in an employer-sponsored retirement plan and (2) taxpayers who are active participants in an employer-sponsored plan but have adjusted gross income below a specified level. For these purposes, a taxpayer generally will be deemed to be an active participant in an employer-sponsored retirement plan if for any part of the taxable year either the employee or his or her spouse is an active participant under a qualified pension plan, a qualified profit sharing or money purchase plan, a 403(b) annuity program, a Simplified Employee Pension plan, a SIMPLE retirement plan, or a government plan (other than a plan maintained for state and local employees under section 457 of the Internal Revenue Code). Married taxpayers filing a joint return who are active participants in an employer-sponsored plan may make a tax deductible IRA contribution of up to $4,000 ($2,000 for each spouse) if their adjusted gross income is $40,000 or less. In order to receive the deduction, the combined compensation of both spouses must be equal to or greater than the contributed amount. Between $40,000 and $50,000 of adjusted gross income, the IRA deduction is phased out. For single taxpayers who are active participants in an employer-sponsored plan, the $2,000 deductible IRA contribution is similarly phased out between $25,000 and $35,000 of adjusted gross income. To the extent the IRA deduction is reduced or eliminated by the phase-out rule, an individual may elect to make nondeductible IRA contributions that, when combined with the deductible contributions, may not exceed $2,000 ($4,000 for a spousal IRA). The income on the IRA contribution will not be taxed until withdrawn.


    For a period of seven days after establishment of an IRA Account and receipt of a disclosure statement the investor may revoke his or her application and the full payment made to the Account will be returned. Form 5305-A, available from the Distributor, FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, is to be used to establish an Account. The form should be consulted for detailed information, including circumstances under which redemption requests must be accompanied by a declaration of intent as to the disposition of the amount distributed.


SIMPLE RETIREMENT PLANS



    A SIMPLE retirement plan may be maintained in any year by an employer who has 100 or fewer employees who received at least $5,000 of compensation from the employer for the preceding year, provided that the employer does not maintain any other employer-sponsored retirement plan. A SIMPLE plan in the form of an IRA established for each participant is available through the Fund. For further details, contact the Fund.


TAX-SHELTERED 403(b) PLANS

    The Fund has available Tax-Deferred Plans under section 403(b) of the Internal Revenue Code. Certain tax-exempt organizations and public schools may establish such plans under which they will be able to make contributions which are not currently taxable to their employees. For further details, contact the Fund.

CORPORATE PENSION AND PROFIT SHARING PLANS


    Accounts for corporate pension and profit sharing plans (IRS-approved prototypes as well as other plans) are available. For further details, contact the Fund.


PUBLIC EMPLOYER DEFERRED COMPENSATION PLANS


    Employees of state, county and municipal agencies may make investments with pre-tax dollars through eligible deferred compensation plans authorized under
Section 457 of the Internal Revenue Code. Contributions and earnings are tax-sheltered until the funds are actually paid to the employee. Plans and Administrative Services are available to states, counties and municipalities to provide a tax-sheltered program for employees. For further details, contact the Fund.


GENERAL

    Investors Fiduciary Trust Company of Kansas City, Missouri, serves as custodian and provides the services required for Keogh Plans, Individual Retirement Plans, section 403(b) Plans and corporate pension and profit sharing plans. An annual maintenance fee, currently $10, will be collected annually by redemption of shares or fractions thereof from each participant's account(s). FBL Investment Advisory Services, Inc. performs plan services for a portion of the fee and during the fiscal year ended July 31,

1997 received $121,687 for its services of which $36,795 was remitted to Investors Fiduciary Trust Company. Unusual administrative responsibilities will be subject to such additional charges as will reasonably compensate the custodian for the service involved.

    Since a retirement investment program involves a commitment covering future years, it is important that the investor consider his or her needs and whether the investment objective of the Fund as described in the Prospectus is likely to fulfill them. Premature termination or curtailment of the plan may result in adverse tax consequences. Consultation with an attorney or other tax adviser regarding these plans is recommended. For further information regarding these plans, contact the Fund.

                               OTHER INFORMATION

PRINCIPAL HOLDERS OF SECURITIES


    As of November 10, 1997, Farm Bureau Life Insurance Company (a wholly-owned subsidiary of FBL Financial Group, Inc., an Iowa corporation), owned more than 25% of the Money Market Portfolio. As of November 10, 1997, Farm Bureau Life Insurance Company owned more than 5% of the outstanding voting securities of the High Yield Bond Portfolio.


CUSTODIAN

    Bankers Trust Company, 16 Wall Street, New York, New York 10005, currently serves as custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.

INDEPENDENT AUDITORS

    The Fund's independent auditors are Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309. The independent auditors audit and report on the Fund's annual financial statements, review certain regulatory reports and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

ACCOUNTING SERVICES

    The Fund has entered into an accounting services agreement with FBL Investment Advisory Services, Inc. ("FBL") pursuant to which FBL performs accounting services for the Fund. In addition, the agreement provides that FBL shall calculate the Fund's net asset value in accordance with the Fund's current Prospectus and to prepare, for Fund approval and use, various tax returns and other reports. For such services, each Portfolio pays FBL an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000. During the fiscal year ended July 31, 1997, the aggregate amount of such fees paid to FBL was $67,513.

SHAREHOLDER SERVICE, DIVIDEND DISBURSING AND TRANSFER AGENT

    FBL Investment Advisory Services, Inc. serves as the Fund's shareholder service, transfer and dividend disbursing agent. FBL in turn has contracted with DST Systems, Inc. ("DST"), an unrelated party, to perform certain services incident to the maintenance of shareholder accounts. The Fund pays FBL an annual fee of $7.00 to $9.00 per account and miscellaneous activity fees plus out of pocket expenses, a portion of which is paid to DST. During the fiscal year ended July 31, 1997, the aggregate amount of such fees paid to FBL was $493,971, of which $267,459 was paid to DST.

LEGAL MATTERS

    The firm of Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, is counsel for the Fund.

                              FINANCIAL STATEMENTS

    The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of FBL Series Fund, Inc. for the fiscal year ended July 31, 1997, were filed with the Securities and Exchange Commission on September 26, 1997 and are incorporated herein by reference. Additional copies of such Annual Report to Shareholders may be obtained without charge by contacting the Fund.

                             FBL SERIES FUND, INC.
                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial Statements:

    (i)  Financial Statements included in Part A of Registration Statement:

        Condensed Financial Information at July 31, 1997

    (ii) Financial Statements incorporated by reference in Part B of Registration Statement:

        Report of Independent Auditors

        Statements of Assets and Liabilities at July 31, 1997

        Statements of Operations for the year ended July 31, 1997

        Statements of Changes in Net Assets for the years ended July 31, 1997 and 1996

        Schedules of Investments at July 31, 1997

        Notes to Financial Statements

    (b) Exhibits:


      1.   (a)  Articles of Incorporation (1)
           (b)  Articles of Amendment which became effective in 1977 and 1978 (1)
           (c)  Articles of Amendment which became effective on November 30, 1987 (1)
           (d)  Articles of Amendment which became effective on November 22, 1991 (1)
           (e)  Articles Supplementary to the Charter which became effective on
                November 25, 1991 (1)
           (f)   Articles Supplementary to the Charter which became effective on
           December 1, 1996 (2)
           *(g)   Articles of Amendment to become effective on December 1, 1997
           *(h)   Articles Supplementary to the Charter to become effective on
           December 1, 1997
      2.   (a)  By-laws, as amended (1)
           (b)  By-laws, as amended August 15, 1996 (2)
      3.   Inapplicable
      4.   Specimen copy of uniform common stock certificate (1)
      5.   (a)  Investment Advisory and Management Services Agreement dated November
                11, 1987 (1)
           (b)  Amendment to Management Fee Schedule dated December 1, 1996 (2)
      6.   (a)  Underwriting Agreement dated December 31, 1983 (1)
           *(b)  Form of Dealer Agreement

           (c)  Administrative Services Agreement dated November 25, 1991 (1)
           *(d)  Administrative Services Agreement, as amended and restated as of
                 December 1, 1997
      7.   Inapplicable
      8.   Custodian Agreement dated January 12, 1993 (1)
      9.   (a)  Fidelity Bond Joint Insureds Agreement (2)
           (b)  Joint Insureds D&O and E&O Agreement (1)
           (c)  Accounting Services Agreement (1)
           (d)  Shareholder Service, Dividend Distributing and Transfer Agent
           Agreement dated September 1, 1995 (1)
    *10.   Consent and Opinion of Vedder, Price, Kaufman & Kammholz
    *11.   Consent of Ernst & Young LLP
     12.   Inapplicable
     13.   Inapplicable
     14.   (a)(1)  Form of Prototype Money Purchase Pension and Profit Sharing Plan,
           as amended (1)
           (a)(2)  Form of Adoption Agreements (1)
           (a)(3)  Application Form for Keogh Plan (1)
           (b)(1)  Model Individual Retirement Account, Form 5305-A (1)
           (b)(2)  Model IRA Disclosure Statement (2)
     15.   (a)  Distribution and Shareholder Servicing Plan and Agreement dated as of
                December 1, 1987 (1)
           (b)  Distribution and Shareholder Servicing Plan and Agreement dated
                December 1, 1987, as amended November 25, 1991 (1)
           *(c)  Form of Distribution Plan and Agreement, amended as of December 1,
                 1997
     16.   Schedule for Computation of Performance Data (3)
    *18.   Multiple Class Plan adopted pursuant to Rule 18f-3.
     27.   Financial Data Schedules (3)


------------------------
*    Filed herewith

(1) Incorporated by reference from Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on or about December 1, 1995.

(2) Incorporated by reference from Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on November 27, 1996.


(3) Incorporated by reference from Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on September 29, 1997.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    Inapplicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


    As of October 31, 1997, the number of record holders of each class of common stock of the Registrant were as follows:



                                                          NUMBER OF RECORD
TITLE OF CLASS                                                HOLDERS
--------------------------------------------------------  ----------------
Value Growth Portfolio                                           13,550
High Grade Bond Portfolio                                         1,415
High Yield Bond Portfolio                                         1,688
Managed Portfolio                                                 7,114
Money Market Portfolio                                              257
Blue Chip Portfolio                                               6,517


ITEM 27.  INDEMNIFICATION.

    The Maryland Code, Corporations and Associations, Section 2-418, provides for indemnification of directors, officers, employees and agents. Article XVI of the Registrant's Articles of Incorporation restricts indemnification for any officer or director in cases of willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of their offices.
Article XV of the Registrant's By-Laws provides for indemnification of officers under certain circumstances.

    The Investment Advisory and Management Services Agreement between the Registrant and FBL Investment Advisory Services, Inc. ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.

    In addition, the Registrant maintains a directors and officers "errors" and "omissions" liability insurance policy under which the Registrant and its directors and officers are named insureds.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Registrant's investment adviser is FBL Investment Advisory Services, Inc. ("FBL"). In addition to its services to Registrant as investment adviser, underwriter, shareholder service, transfer and dividend disbursing agent, all as set forth in parts A and B of this Registration Statement on Form N-1A, FBL acts as adviser, underwriter, shareholder service, transfer and dividend disbursing agent for FBL Money Market Fund, Inc., a diversified open-end management investment company, and FBL Variable Insurance Series Fund , a diversified open-end series management investment company.

    The principal executive officers and directors of FBL are Stephen M. Morain, Senior Vice President, General Counsel and Director; Richard D. Warming, Chief Investment Officer and Director; William J. Oddy, President and Director; Dennis
M. Marker, Investment Vice President, Administration, Secretary and Director; Thomas R. Gibson, Chief Executive Officer and Director; Timothy J. Hoffman, Vice President and Director; and James W. Noyce, Chief Financial Officer, Treasurer and Director. A description of their services as officers and employees of FBL Financial Group, Inc. and its affiliates is incorporated herein by reference to Part B--Statement of Additional Information of this Registration Statement on Form N-1A.


ITEM 29.  PRINCIPAL UNDERWRITERS.

    (a) FBL Investment Advisory Services, Inc., the principal underwriter for Registrant, also acts as the principal investment adviser, underwriter, shareholder service, transfer and dividend disbursing agent for FBL Money Market Fund, Inc., a diversified open-end management investment company and FBL Variable Insurance Series Fund, a diversified, open-end series management investment company.

    (b) The principal business address of each director and principal officer of the principal underwriter is 5400 University Avenue, West Des Moines, Iowa 50266. See Item 28 for information on the principal officers of FBL Investment Advisory Services, Inc., investment adviser and principal underwriter for the Registrant.

    (c) Inapplicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant and the offices of the Adviser, FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 31.  MANAGEMENT SERVICES.

    Inapplicable.

ITEM 32.  UNDERTAKINGS.

    (a) Not applicable

    (b) Not applicable

    (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of West Des Moines and State of Iowa, on the 24th day of November, 1997.


                                FBL SERIES FUND, INC.
                                By: /s/ EDWARD M. WIEDERSTEIN
                                --------------------------------------------
                                Edward M. Wiederstein, President

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacity and on the date indicated.


  /s/ EDWARD M. WIEDERSTEIN     President and Director       November 24, 1997
------------------------------    (Principal Executive       -----------------
    Edward M. Wiederstein         Officer)                        (dated)
                                Senior Vice President,
    /s/ RICHARD D. HARRIS         Secretary-Treasurer and    November 24, 1997
------------------------------    Director (Principal        -----------------
      Richard D. Harris           Financial and Accounting        (dated)
                                  Officer)
    /s/ DONALD G. BARTLING                                   November 24, 1997
------------------------------  Director                     -----------------
     Donald G. Bartling*                                          (dated)
      /s/ JOHN R. GRAHAM                                     November 24, 1997
------------------------------  Director                     -----------------
       John R. Graham*                                            (dated)
     /s/ ERWIN H. JOHNSON                                    November 24, 1997
------------------------------  Director                     -----------------
      Erwin H. Johnson*                                           (dated)
       /s/ KENNETH KAY                                       November 24, 1997
------------------------------  Director                     -----------------
         Kenneth Kay*                                             (dated)
     /s/ CURTIS C. PIETZ                                     November 24, 1997
------------------------------  Director                     -----------------
       Curtis C. Pietz*                                           (dated)



*By:    /s/ STEPHEN M. MORAIN
      -------------------------  Attorney-in-Fact, pursuant to Power of
          Stephen M. Morain        Attorney.